                       SPDR(R) SERIES TRUST (THE "TRUST")

                       STATEMENT OF ADDITIONAL INFORMATION

   Dated October 31, 2008 (as supplemented January 15, 2009 and July 31, 2009)

This Statement of Additional Information ("SAI") is not a prospectus. With respect to each of the Trust's series portfolios listed below (except as noted), this SAI should be read in conjunction with the prospectuses dated October 31, 2008, as may be revised from time to time. With respect to the SPDR(R) Barclays Capital Short Term International Treasury Bond ETF, SPDR(R) Barclays Capital Intermediate Term Credit Bond ETF, SPDR(R) Barclays Capital Long Term Credit Bond ETF, SPDR(R) Barclays Convertible Bond ETF and SPDR(R) Barclays Mortgage Backed Bond ETF, this SAI should be read in conjunction with the prospectus dated January 15, 2009, as it may be revised from time to time. Each of the foregoing prospectuses may be referred to herein as a "Prospectus."

EQUITY ETFS

SPDR(R) DOW JONES TOTAL MARKET ETF
SPDR(R) DOW JONES LARGE CAP ETF
SPDR(R) DOW JONES LARGE CAP GROWTH ETF
SPDR(R) DOW JONES LARGE CAP VALUE ETF
SPDR(R) DOW JONES MID CAP ETF
SPDR(R) DOW JONES MID CAP GROWTH ETF
SPDR(R) DOW JONES MID CAP VALUE ETF
SPDR(R) DOW JONES SMALL CAP ETF
SPDR(R) DOW JONES SMALL CAP GROWTH ETF
SPDR(R) DOW JONES SMALL CAP VALUE ETF
SPDR(R) DJ GLOBAL TITANS ETF
SPDR(R) DOW JONES REIT ETF
SPDR(R) KBW BANK ETF
SPDR(R) KBW CAPITAL MARKETS ETF
SPDR(R) KBW INSURANCE ETF
SPDR(R) MORGAN STANLEY TECHNOLOGY ETF
SPDR(R) S&P(R) DIVIDEND ETF
SPDR(R) S&P(R) AEROSPACE & DEFENSE ETF
SPDR(R) S&P(R) BIOTECH ETF
SPDR(R) S&P(R) BUILDING & CONSTRUCTION ETF
SPDR(R) S&P(R) COMPUTER HARDWARE ETF
SPDR(R) S&P(R) COMPUTER SOFTWARE ETF
SPDR(R) S&P(R) HEALTH CARE EQUIPMENT ETF
SPDR(R) S&P(R) HEALTH CARE SERVICES ETF
SPDR(R) S&P(R) HOMEBUILDERS ETF
SPDR(R) S&P(R) LEISURETIME ETF
SPDR(R) S&P(R) METALS & MINING ETF
SPDR(R) S&P(R) OIL & GAS EQUIPMENT & SERVICES ETF
SPDR(R) S&P(R) OIL & GAS EXPLORATION & PRODUCTION ETF
SPDR(R) S&P(R) OUTSOURCING & IT CONSULTING ETF
SPDR(R) S&P(R) PHARMACEUTICALS ETF
SPDR(R) S&P(R) RETAIL ETF
SPDR(R) S&P(R) SEMICONDUCTOR ETF
SPDR(R) S&P(R) TELECOM ETF
SPDR(R) S&P(R) TRANSPORTATION ETF
SPDR(R) KBW REGIONAL BANKING(SM) ETF
SPDR(R) KBW MORTGAGE FINANCE(SM) ETF

FIXED INCOME ETFS

SPDR(R) BARCLAYS CAPITAL 1-3 MONTH T-BILL ETF
SPDR(R) BARCLAYS CAPITAL TIPS ETF
SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM TREASURY ETF
SPDR(R) BARCLAYS CAPITAL  LONG TERM TREASURY ETF
SPDR(R) BARCLAYS CAPITAL AGGREGATE BOND ETF
SPDR(R) BARCLAYS CAPITAL MUNICIPAL BOND ETF
SPDR(R) BARCLAYS CAPITAL CALIFORNIA MUNICIPAL BOND ETF
SPDR(R) BARCLAYS CAPITAL NEW YORK MUNICIPAL BOND ETF
SPDR(R) BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF
SPDR(R) DB INTERNATIONAL GOVERNMENT INFLATION-PROTECTED BOND ETF
SPDR(R) BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND ETF SPDR(R) BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF
SPDR(R) BARCLAYS CAPITAL INTERMEDIATE TERM CREDIT BOND ETF
SPDR(R) BARCLAYS CAPITAL LONG TERM CREDIT BOND ETF
SPDR(R) BARCLAYS CAPITAL CONVERTIBLE BOND ETF
SPDR(R) BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF
SPDR(R) BARCLAYS CAPITAL HIGH YIELD BOND ETF

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Trust's Annual Reports to Shareholders dated June 30, 2008 may be obtained without charge by writing to State Street Global Markets, LLC, the Trust's principal underwriter (referred to herein as "Distributor" or "Principal Underwriter"), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust's website at www.SPDRs.com or by calling 1-866-787-2257. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust's Annual Reports to Shareholders for the fiscal year ended June 30, 2008 are incorporated by reference into this Statement of Additional Information.

SPDRFISAI


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TABLE OF CONTENTS

General Description of the Trust....................................           3
Additional Index Information .......................................           4
Investment Policies.................................................          16
Special Considerations and Risks....................................          34
Investment Restrictions.............................................          37
Exchange Listing and Trading........................................          40
Management of the Trust.............................................          40
Brokerage Transactions..............................................          53
Book Entry Only System..............................................          55
Purchase and Redemption of Creation Units...........................          70
Determination of Net Asset Value....................................          75
Dividends and Distributions.........................................          76
Taxes...............................................................          76
Capital Stock and Shareholder Reports...............................          82
Counsel and Independent Registered Public Accounting Firm...........          83
Local Market Holiday Schedules......................................          83
Financial Statements................................................          87
Proxy Voting Policies and Procedures................................   45 and 88

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                        GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company consisting of multiple investment series (each a "Fund" and collectively the "Funds"). The Trust was organized as a Massachusetts business trust on June 12, 1998. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") and the offering of each Fund's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). The shares of each Fund are referred to herein as "Shares." The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return (or in the case of the SPDR Dividend ETF and all Fixed Income ETFs, the price and yield performance) of a specified market index (each an "Index" and together the "Indexes"). SSgA Funds Management, Inc. (the "Adviser") manages each Fund.

Each Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a "Creation Unit").(1) Each Fund generally offers and issues Shares either in exchange for (i) a basket of securities included in its Index ("Deposit Securities") together with the deposit of a specified cash payment ("Cash Component") or (ii) a cash payment equal in value to the Deposit Securities ("Deposit Cash") together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth in the Prospectus. The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on NYSE Arca, Inc. (the "Exchange"). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). A Creation Unit of each Equity ETF consists of 50,000 Shares and a Creation Unit of each Fixed Income ETF consists of 100,000 Shares.

The Trust will accept offers to purchase or redeem Creation Units generally for either (i) in kind securities or (ii) cash (subject to applicable legal requirements); however, the Trust reserves the right to accept cash in lieu of in kind securities or in kind securities in lieu of cash at its discretion, although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See "PURCHASE AND REDEMPTION OF CREATION UNITS." The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities. In addition to the fixed Creation or Redemption Transaction Fee, either an additional transaction fee of up to three times the fixed Creation or Redemption Transaction Fee may apply or an additional variable charge as set forth in the Prospectus may apply.

The SPDR Barclays Capital TIPS ETF may sometimes be referred to herein as the "TIPS ETF." The SPDR Barclays Capital 1-3 Month T-Bill ETF, SPDR Barclays Capital Intermediate Term Treasury ETF and SPDR Barclays Capital Long Term Treasury ETF may sometimes be collectively referred to herein as the "Treasury ETFs." The SPDR Barclays Capital Aggregate Bond ETF may sometimes be referred to herein as the "Aggregate Bond ETF." The SPDR Barclays Capital Municipal Bond ETF, SPDR Barclays Capital California Municipal Bond ETF, SPDR Barclays Capital New York Municipal Bond ETF and SPDR Barclays Capital Short Term Municipal Bond ETF may sometimes be referred to herein as the "Municipal Bond ETFs." The SPDR Barclays Capital International Treasury Bond ETF and the SPDR Barclays Capital Short Term International Treasury Bond ETF may sometimes be referred to herein as the "International Treasury Bond ETFs." The SPDR Barclays Capital Intermediate Term Credit Bond ETF and SPDR Barclays Capital Long Term Credit Bond ETF may sometimes be referred to herein as the "Credit Bond ETFs." The SPDR Barclays Capital Convertible Bond ETF may sometimes be referred to herein as the "Convertible Bond ETF." The SPDR Barclays Capital Mortgage Backed Bond ETF may sometimes be referred to herein as the "Mortgage Backed Bond ETF." The SPDR Barclays Capital High Yield Bond ETF may sometimes be referred to herein as the "High Yield Bond ETF."

---------
(1) Except that under the "Dividend Reinvestment Service" described herein, however, Shares may be created in less than a Creation Unit and upon termination of a Fund, Shares may be redeemed in less than a Creation Unit.

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                          ADDITIONAL INDEX INFORMATION

Additional Information with respect to the Dow Jones U.S. Total Stock Market
Index

     The Dow Jones U.S. Total Stock Market Index (the "Composite Index") sets certain criteria an issuer must meet before a security can be included in the Composite Index. To be included in the Composite Index, an issue must be all of the following:

     -    An equity issue: a common stock, REIT or limited partnership;

     -    A security that has its primary market listing in the United States;
          and

     -    A U.S. company.

The "U. S. Company" definition is based on several factors, primarily the country of the company's headquarters and primary market listing, which typically also match its country of incorporation. In cases where headquarters and primary market listing do not match, such as where there is no readily accessible home-equity market or where a company is domiciled in one country solely for tax or regulatory purposes, the companies will be analyzed on a case-by-case basis.

The Composite Index does not include bulletin board listed stocks.

The Composite Index is weighted by both full market capitalization and float-adjusted market capitalization.

The aggregate value of the Composite Index is based on the following criteria:

     -    Market capitalization;

     -    Trading volume;

     -    Institutional holdings; and

     - If applicable, any conversion rules for companies with multiple share classes.

The capitalization float adjustment of the Composite Index is based on the following rules.

     - Shares outstanding for multiple classes of stock of one company are combined into the primary class's shares outstanding to reflect the company's total market capitalization.

     - Float adjustments are based on block ownership of each class of stock, and then are combined to determine total float for a company's combined shares.

     - Float-adjustment factors will be implemented only if the blocked shares are greater than 5% of the company's total shares outstanding.

Periodic adjustment and ongoing maintenance and review of the Composite Index are based on the following rules.

     - Stock additions and deletions are made after the close of trading on the third Friday of each month. The additions include all new non-component companies that met inclusion standards as of the close of trading on the second Friday of that month, whether from initial public offerings or new exchange listing.

     - An issue that becomes a pink sheet or otherwise stops trading for ten consecutive days will be removed from the Composite Index at the next monthly review. It will be removed at its latest quoted value, or at $0.01 if no recent quoted value is available. Until the monthly review, the issue will remain in the Composite Index at its last exchange-traded price.

     - Additions and deletions are pre-announced by the second day prior to the implementation date.

     - An issue that fails index inclusion guidelines is removed from the Composite Index as soon as prudently possible.

     - Periodic shares updates are made quarterly after the close of trading on the third Friday of March, June, September and December. The changes become effective at the opening of trading on the next business day.

     - If the cumulative impact of corporate actions during the period between quarterly shares updates changes a company's float-adjusted shares outstanding by 10% or more, the company's shares and float factor will be updated as soon as prudently possible. Share and float changes based on corporate actions will be implemented using standard Dow Jones Indexes procedures.

Additional Information with respect to the Dow Jones Global Titans 50 Index U.S. Close

     In constructing the Dow Jones Global Titans 50 Index U.S. Close (the "Global Titans Index"), a unique multi-factor methodology is adopted. First the 5,000 stocks of the Dow Jones Global Indexes are used as the Initial Pool with a view towards ensuring that all candidates are investable, liquid and representative of the global markets. Market capitalization is then used as the first screen to create the Final Pool by selecting the top 100 companies. Dow Jones' rationale for this step is that market value is a universal measurement across industries, and also that its use is most appropriate for an index built for investment purposes. Every company in the final pool of 100 must derive some revenue from outside its home country. This screen is instituted to ensure that all of the Titans selected are truly global companies. The next step in index construction is to combine the Final Pool components' market capitalization rankings with their rankings according to, sales/revenue and net profit. For each company, a final rank is calculated by weighting the float-adjusted market capitalization rank at 60%, the sales/revenue rank at 20% and the net profit rank at 20%. The top 50 stocks by final rank are selected as Global Titans Index components. The Global Titans Index's composition is reviewed annually. The inclusion of a stock in the Global Titans Index in no way implies that Dow Jones believes the stock to be an attractive investment, nor is Dow Jones a sponsor or in any way affiliated with the Fund. For purposes of calculation of the Index value, securities for which the primary market is outside of the United States are valued intra day based on the last sale price on the primary market. The Global Titans Index value is calculated as of the close of the NYSE (and during periods when the primary market is closed) based upon the last sale price if any, of any corresponding ADR.

Additional Information with respect to the KBW Bank, Capital Markets, Insurance and Mortgage Finance Indexes

INDEX CONSTRUCTION

Each KBW Index is owned and administered by Keefe, Bruyette & Woods, Inc. ("KBW"). Each KBW Index's constituents are chosen on the basis of relevance to the particular sector and the following trading criteria, among others:

     -    Stock price and stock price volatility

     -    Stock price correlation to index price

     -    Market capitalization

     -    Average daily trading volume

     -    Availability of options on the stocks

     -    Country of origin

     -    Listed exchange

     -    Perceived viability of listed company

INDEX REBALANCING

The four largest stocks included in each KBW Index were assigned maximum initial weights equal to the lesser of their actual capitalization weight or 10% in their reconstituted KBW Index. All other stocks with a capitalization weight of more than 4.5% were assigned initial weights of 4.5% in their reconstituted KBW Index. All companies with capitalization weights under 4.5% share equally in the weight available for redistribution, but none of these companies was assigned an initial weight of more than 4.5%. Current percentage weights will be adjusted on a quarterly basis, taking into account weight adjustments due to stock repurchases, secondary offerings or other corporate actions, mergers and KBW Index composition changes.

Based on capitalizations as of the close of business on the NYSE on the Monday before the third Saturday of the last month in each calendar quarter, each KBW Index re-balancing will be calculated according to the following rules:

     (1) If any of the top four companies' KBW Index weightings have increased above 10%, their weighting will be reduced to a maximum of 8% in the quarterly rebalancing.

     (2) If any of the remaining companies' weightings have increased above 5%, their weightings will be reduced to a maximum of 4.5% in the rebalancing.

     (3) If any of the top four companies' weightings have dropped below 6%, their weightings will be increased to the lesser of their actual capitalization weight or 8% in the rebalancing.

     (4) Any excess weighting available will be redistributed equally to the remaining stocks per the rebalancing methodology and any weighting needed to increase weighting in the larger stocks will be taken from the smaller stocks in the same manner as in the initial allocation at the time of the rebalancing.

     (5) The rebalancing will be implemented at the close on the Friday before the third Saturday of the last month in each calendar quarter.

An Index Committee makes decisions with respect to any changes in each KBW Index. The Index Committee is required to meet quarterly to review the composition of each KBW Index.

INDEX MAINTENANCE

In the event of a change in any component company (e.g., change of principal business, merger, acquisition, delisting), KBW may remove the stock and replace it with another stock which better represents the sector represented by each KBW Index.

KBW reserves the right to add Index-eligible stocks or to remove component stocks. In the case of a stock removal, KBW expects to replace any stock removed from each KBW Index with another stock, but is not required to do so; provided, however, that the number of stocks in each KBW Index may not be less than 16.

MERGERS AND CORPORATE RESTRUCTURINGS

Companies affected by a merger or other transaction that will change the character of the firm will be removed and replaced as close as practicable to the effective date of the transaction. Corporate restructuring will be analyzed on a case-by-case basis to determine appropriate action.

BANKRUPTCY

In the event of bankruptcy, a company will be removed from each KBW Index effective as soon as practicable after the date of such filing.

Additional Information with respect to the KBW Regional Bank Index

INDEX CONSTRUCTION

The KBW Regional Banking Index ("Regional Banking Index") is owned and administered by KBW. Each KBW Index's constituents are chosen on the basis of relevance to the particular sector and the following trading criteria, among others:

     -    Stock price and stock price volatility;

     -    Stock price correlation to index price;

     -    Market capitalization;

     -    Average daily trading volume;

     -    Availability of options on the stocks;

     -    Country of origin;

     -    Listed exchange; and

     -    Perceived viability of listed company.

INDEX REBALANCING

The Regional Banking Index is constituted as equal weighted methodology. Each stock was assigned an initial weight equal to 2%.

Based on capitalizations as of the close of business on the NYSE on the Monday before the third Saturday of the last month in each calendar quarter, the Regional Banking Index re-balancing will be calculated according to the following rules:

     (1) If any companies' Regional Banking Index weightings have increased above 3%, their weighting will be reduced to a maximum of 2% in the quarterly rebalancing.

     (2) All companies within the Regional Banking Index whose individual weight during the quarterly rebalancing observation period is greater than or equal to 3% would be under consideration to be reset to 2% at each quarterly rebalancing cycle, i.e., Monday following the third Friday in the third month of each quarter--March, June, September and December. For an individual stock that is between 0.001% and 3.00% KBW reserves the right to adjust the Regional Banking Index without qualification (with mandatory 3% adjustment to 2% as noted above.)

     (3) Any excess weighting available will be redistributed equally to the remaining stocks per the rebalancing methodology and any weighting needed to increase weighting in the larger stocks will be taken from the smaller stocks in the same manner as in the initial allocation at the time of the rebalancing.

     (4) The rebalancing will be implemented at the close on the Friday before the third Saturday of the last month in each calendar quarter.

An Index Committee makes decisions with respect to any changes in Regional Banking Index. The Index Committee is required to meet quarterly to review the composition of the Regional Banking Index.

INDEX MAINTENANCE

In the event of a change in any component company (e.g., change of principal business, merger, acquisition, delisting), KBW may remove the stock and replace it with another stock which better represents the sector represented by the Regional Banking Index.

KBW reserves the right to add Index-eligible stocks or to remove component stocks. In the case of a stock removal, KBW expects to replace any stock removed from the Regional Banking Index with another stock, but is not required to do so; provided, however, that the number of stocks in the Regional Banking Index may not be less than 16.

MERGERS AND CORPORATE RESTRUCTURINGS

Companies affected by a merger or other transaction that will change the character of the firm will be removed and replaced as close as practicable to the effective date of the transaction. Corporate restructuring will be analyzed on a case-by-case basis to determine appropriate action.

BANKRUPTCY

In the event of bankruptcy, a company will be removed from the Regional Banking Index effective as soon as practicable after the date of such filing.

Additional Information with respect to the S&P High Yield Dividend Aristocrats Index

     The S&P High Yield Dividend Aristocrats Index ("Dividend Index") is weighted by indicated annual dividend yield. To prevent the index from being concentrated in only a few names, the methodology incorporates limits so that no individual stock represents more than 4% of the index weight. The stock must also have a minimum market capitalization of $500 million and have a 12-month average trading volume of more than 1.5 million shares.

INDEX CONSTRUCTION

     To qualify for inclusion, a company must first be considered a "Dividend Aristocrat" by satisfying the criteria below:

          - Universe. A company must be a constituent of the S&P Composite 1500 Index.

          - Dividends. A company must have increased dividends every year for at least 25 years. Both regular and special dividend payments are considered. A dividend initiation or re-initiation does not count as a dividend increase. Calendar years and ex-dates are used for the dividend analysis, with the data being reviewed every December.

INDEX REBALANCING

     Major rebalancings are made once a year in December, coinciding with annual review of the Dividend Aristocrat qualifying universe. If the December review produces a list of less than 75 stocks in the universe, S&P Composite 1500 constituents that have increased dividends every year for 20 years shall supplement the universe. For minor rebalancing, adjustments to the index occur in March, June and September. The rebalancing effective date is after the close of the fifth trading day of the rebalancing month. If there is a tie in yield ranks, the larger and more liquid stock is given the higher preference.

INDEX MAINTENANCE

     Dividend Index constituents may be deleted from the index for the following reasons:

     - At the December rebalancing, if the company's calendar year dividends did not increase from the previous calendar year or if the company no longer ranks as one of the top 50 stocks in the qualifying universe in terms of indicated annual dividend yield.

     - At the quarterly rebalancings, if the company ranks 60 or higher in terms of indicated dividend yield, where "high" rank means lower yield.

     -    Between rebalancings, if the stock is removed from the S&P Composite
          1500.

     The Dividend Index is maintained by the Standard & Poor's U.S. Index Committee.

Additional Information with respect to the S&P Total Market Index

     The S&P(R) Total Market Index ("S&P(R) TMI") includes all common equities listed on the NYSE, NYSE Alternext US (formerly known as, the American Stock Exchange) and NASDAQ Stock Market exchanges. Stocks not eligible for inclusion in the Index include limited partnerships, pink sheets, OTC bulletin board issues, royalty trusts, American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), non-Real Estate Investment Trust closed-end funds (ETFs, country funds, etc.), master limited partnerships, as well as holding companies and similar securities.

Criteria for Additions to S&P(R) TMI

     - U.S. Companies. Only U.S. companies are eligible for inclusion in the S&P(R) TMI. The determination of whether a company is a U.S. company is based upon a number of factors, including the registration or incorporation; corporate structure; accounting principles; currency used in financial reporting; location of principal offices, employees, operations and revenues; tax treatment; and location(s) where the stock is traded.

     - Float Adjustment. Share counts reflect only those shares that are available to investors, rather than all of a company's outstanding shares. Float adjustment excludes shares closely held by control groups, other publicly traded companies, or government agencies.

     - Market Capitalization. There is no limit on the market capitalization of a company for inclusion in the S&P(R) TMI.

     - Liquidity. Companies must have an investable weight factor of 10% or more and an annual liquidity measure of 10% or more.

     - Corporate Actions. Initial public offerings will be included on the same basis as other companies, providing there is one month of trading data as of the last day of the month prior to rebalancing. Spin-off companies will normally be added on the effective date.

     - Share Changes. Share changes of 5% or more related to public offerings and private placements are implemented weekly. Share increases of 5% or more resulting from mergers in which both the target and acquirer are in the same sub-index are implemented after the close of trading on the effective date of the deal's close.

     - Securities Considerations. Ineligible companies include limited partnerships, master limited partnerships, OTC bulletin board issues, Pink Sheet-listed issues, closed-end funds, ETFs, royalty trusts, tracking stocks, ADRs, ADSs, and MLP IT. Real Estate Investment Trusts (except for mortgage REITs) and business development companies (BDCs) are eligible for inclusion.

     - Rebalancing. The S&P(R) TMI will be reviewed quarterly. Initial public offerings will be included at quarterly index rebalancings.

Criteria for Removal from S&P(R) TMI

     - Companies will be removed from the S&P(R) TMI Index if they substantially violate one or more of the criteria for index inclusion.

     - Companies will also be removed from the S&P(R) TMI Index if they are involved in a merger, acquisition or significant restructuring such that they no longer meet the inclusion criteria.

Additional Information with respect to the Deutsche Bank Global Government ex-US Inflation-Linked Bond Capped Index

Construction of the Index

The Index is calculated by Deutsche Bank using a modified "market capitalization" methodology. This design seeks to ensure that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index.

The Index is weighted based on the total market capitalization represented by the aggregate component securities within the Deutsche Bank Global Government ex-US Inflation-Linked Bond Capped Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single constituent country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Index; and (ii) with respect to 50% of the total value of the Index, the market capitalization-based weighted value of the constituent countries must be diversified so that no single constituent country measured on the last day of a calendar month represents more than 4.99% of the total value of the Index. The modified constituent country weight calculated above is then applied to the individual securities of each country.

Each month, the percentage of each constituent country (or constituent countries) represented in the Index will be reduced and the market capitalization-based weighted value of such constituent country (or constituent countries) will be redistributed across the constituent countries so that they meet the value limits set forth above in accordance with the following methodology:

     - First, each constituent country that exceeds 20% of the total value of the Index will be reduced to 19% of the total value of the Index and the aggregate amount by which all constituent countries exceed 20% will be redistributed equally across the remaining constituent countries that represent less than 19% of the total value of the Index. If as a result of this redistribution, another constituent country then exceeds 20%, the redistribution will be repeated as necessary.

     - Second, with respect to the 45% of the value of the Index accounted for by the lowest weighted constituent countries, each constituent country that exceeds 4.8% of the total value of the Index will be reduced to 4.6% and the aggregate amount by which all constituent countries exceed 4.8% will be distributed equally across all remaining constituent countries that represent less than 4.6% of the total value of the Index. If as a result of this redistribution another constituent country that did not previously exceed 4.8% of the Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Index is accounted for by constituent countries representing no more than 4.8% of the total value of the Index.

     - Third, the weight of each constituent country's component securities will be adjusted to reflect the component securities' weight in the Index relative to other component securities of the same country by applying the same percentage adjustment as applied to its country.

If necessary, this reallocation process may take place more than once per calendar month to seek to ensure that the Index and the Fund's portfolio conform to the requirements for qualification of the Fund as a "regulated investment company" for purposes of the Internal Revenue Code.

Additional Information with respect to the Barclays Capital 1-3 Year Global Treasury Ex-US Capped Index

Each of the component securities in the Barclays Capital 1-3 Year Global Treasury Ex-US Capped Index (the "Short Term International Treasury Index") is a component of the Barclays Capital Global Treasury Ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Hungary, Italy, Japan, Mexico, Netherlands, Poland, Singapore, South Africa, South Korea, Spain, Sweden, Taiwan, United Kingdom (the "Constituent Countries").

The Short Term International Treasury Index is calculated by the Barclays Capital Index Group using a modified "market capitalization" methodology. This design ensures that each Constituent Country within the Short Term International Treasury Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Short Term International Treasury Index. Component Securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Short Term International Treasury Index may be adjusted to conform to Internal Revenue Code requirements.

Construction and Maintenance Standards for the Index

The Short Term International Treasury Index is weighted based on the total market capitalization represented by the aggregate Component Securities within the Barclays Capital Global Treasury ex-US Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Constituent Country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Short Term International Treasury Index; and (ii) with respect to 50% of the total value of the Short Term International Treasury Index, the market capitalization-based weighted value of the Constituent Countries must be diversified so that no single Constituent Country measured on the last day of a calendar month represents more than 4.99% of the total value of the Short Term International Treasury Index. The modified Constituent Country weight calculated above is then applied to the individual securities of each country.

Rebalancing the Short Term International Treasury Index to meet the asset diversification requirements will be the responsibility of the Barclays Capital Index Products Group. Each month, the percentage of each Constituent Country (or Constituent Countries) represented in the Index will be reduced and the market capitalization-based weighted value of such Constituent Country (or Constituent Countries) will be redistributed across the Constituent Countries so that they meet the value limits set forth above in accordance with the following methodology: First, each Constituent Country that exceeds 24% of the total value of the Short Term International Treasury Index will be reduced to 23% of the total value of the Short Term International Treasury Index and the aggregate amount by which all Constituent Countries exceed 24% will be redistributed equally across the remaining Constituent Countries that represent less than 23% of the total value of the Short Term International Treasury Index. If as a result of this redistribution, another Constituent Country then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Short Term International Treasury Index accounted for by the lowest weighted Constituent Countries, each Constituent Country that exceeds 4.8% of the total value of the Short Term International Treasury Index will be reduced to 4.6% and the aggregate amount by which all Constituent Countries exceed 4.8% will be distributed equally across all remaining Constituent Countries that represent less than 4.6% of the total value of the Short Term International Treasury Index. If as a result of this redistribution another Constituent Country that did not previously exceed 4.8% of the Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Short Term International Treasury Index is accounted for by Constituent Countries representing no more than 4.8% of the total value of the Short Term International Treasury Index. Third, the weight of each Constituent Country's Component Securities will be adjusted to reflect the Component Securities' weight in the Short Term International Treasury Index relative to other Component Securities of the same country by applying the same percentage adjustment as applied to its country.

If necessary, this reallocation process may take place more than once per calendar month to insure that the Short Term International Treasury Index and the Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.

Additional Information with respect to the Barclays Capital Global Treasury Ex-US Capped Index

Each of the component securities in the Barclays Capital Global Treasury ex-US Capped Index (the "Global Treasury Ex-US Index") is a component of the Barclays Capital Global Treasury Ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Italy, Japan, Mexico, Netherlands, Poland, South Africa, Spain, Sweden, Taiwan, United Kingdom (the "Constituent Countries").

The Global Treasury Ex-US Index is calculated by the Barclays Capital Index Group using a modified "market capitalization" methodology. This design ensures that each Constituent Country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Global Treasury Ex-US Index. Component Securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Global Treasury Ex-US Index may be adjusted to conform to Internal Revenue Code requirements.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE INDEX

The Global Treasury Ex-US Index is weighted based on the total market capitalization represented by the aggregate Component Securities within the Barclays Capital Global Treasury ex-US Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Constituent Country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Global Treasury Index; and (ii) with respect to 50% of the total value of the Global Treasury Ex-US Index, the market capitalization-based weighted value of the Constituent Countries must be diversified so that no single Constituent Country measured on the last day of a calendar month represents more than 4.99% of the total value of the Global Treasury Ex-US Index. The modified Constituent Country weight calculated above is then applied to the individual securities of each country.

Rebalancing the Global Treasury Ex-US Index to meet the asset diversification requirements will be the responsibility of the Barclays Capital Index Group ("BCIG"). Each month, the percentage of each Constituent Country (or Constituent Countries) represented in the Global Treasury Ex-US Index will be reduced and the market capitalization-based weighted value of such Constituent Country (or Constituent Countries) will be redistributed across the Constituent Countries so that they meet the value limits set forth above in accordance with the following methodology: First, each Constituent Country that exceeds 24% of the total value of the Global Treasury Ex-US Index will be reduced to 23% of the total value of the Global Treasury Ex-US Index and the aggregate amount by which all Constituent Countries exceed 24% will be redistributed equally across the remaining Constituent Countries that represent less than 23% of the total value of the Global Treasury Ex-US Index. If as a result of this redistribution, another Constituent Country then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Global Treasury Ex-US Index accounted for by the lowest weighted Constituent Countries, each Constituent Country that exceeds 4.8% of the total value of the Global Treasury Ex-US Index will be reduced to 4.6% and the aggregate amount by which all Constituent Countries exceed 4.8% will be distributed equally across all remaining Constituent Countries that represent less than 4.6% of the total value of the Global Treasury Ex-US Index. If as a result of this redistribution another Constituent Country that did not previously exceed 4.8% of the Global Treasury Ex-US Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Global Treasury Ex-US Index is accounted for by Constituent Countries representing no more than 4.8% of the total value of the Global Treasury Ex-US Index. Third, the weight of each Constituent Country's Component Securities will be adjusted to reflect the Component Securities' weight in the Global Treasury Ex-US Index relative to other Component Securities of the same country by applying the same percentage adjustment as applied to its country.

If necessary, this reallocation process may take place more than once per calendar month to insure that the Global Treasury Ex-US Index and the Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.

Additional Information with respect to the Barclays Capital U.S. Credit Index

Index Definition

The Barclays Capital U.S. Credit Index (the "Credit Index") covers the U.S. dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities.

Index Inclusion

The Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specific maturity, liquidity and quality requirements. The Credit Index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, and include both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency and foreign local government.

Inclusion Criteria

     -    Amount Outstanding: at least $250 million par amount outstanding.

     - Maturity: at least one year to final maturity, regardless of call features.

     - Rating: must be rated investment grade by at least two of the following: Moody's, S&P or Fitch. If only two of the three agencies rate the security, the lower rating is used to determine eligibility. If only one of the three agencies rates a security, the rating must be investment-grade.

     - Coupon: fixed rate, although security can carry a coupon that steps up or changes according to a pre-determined schedule.

     -    Currency: U.S. dollar denominated and non-convertible.

     -    Market of Issue: SEC-registered, fully taxable, publicly issued.

Pricing

All index-eligible bonds are priced on a daily basis, predominantly by Barclays Capital traders. All corporate bonds are marked by traders at mid month and month end. Up to 1,000 actively traded benchmark corporate securities continue to be priced by traders on a daily basis. Less liquid bonds are model/matrix priced daily using these actively traded benchmark securities to generate issuer pricing curves and populate a spread matrix algorithm that accounts for changes in the yield and swap curves.

Rebalancing

The Credit Index consists of two universes: the Returns Universe and the Statistics Universe. The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the Credit Index will look like at month-end, when the composition of the Credit Index is next reset. The composition of the Returns Universe is rebalanced monthly, at each month end and represents the set of bonds that returns are calculated on. The Statistics Universe changes daily to reflect issues dropping out of and entering the Credit Index, but is not used for return calculation. On the last business day of the month, the composition of the latest Statistics Universe becomes the Returns Universe for the following month. During the month, indicative changes to securities (maturity, credit rating change, sector reclassification, amount outstanding) are reflected in both the Statistics and Returns Universe of the Credit Index on a daily basis. These changes may cause bonds to enter or fall out of the Statistics Universe of the Credit Index on a daily basis, but will affect the composition of the Returns Universe only at month-end when the Credit Index is rebalanced. Interest and principal payments earned by the Returns Universe are held in the Credit Index without a reinvestment return until month-end when it is removed from the Credit Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the following month's Returns Universe.

Additional Information with respect to the Barclays Capital Convertible Composite Index

Index Definition

SPDR Barclays Capital Convertible Bond ETF tracks the price and yield performance of the Barclays Capital U.S. Convertible Bond >500MM Index, which is a sub-index of the Barclays Capital Convertible Composite Index ("Convertible Composite Index"). The Convertible Composite Index and its subsets (together with the Convertible Composite Index, the "Indices") are designed to provide investors with a comprehensive, unbiased performance tool to assist them in portfolio management and benchmarking goals, and relevant statistics regarding the convertible universe. The Indices are objective, rules-based indices that include all four major classes of convertible securities (i.e., cash pay bonds, zeros/OIDs, preferreds, and mandatories) meeting straightforward and transparent criteria, including liquidity and maturity constraints. This approach ensures a consistent, objective, replicable, and reliable representation of the convertible market. Barclays Capital's commitment to the index product ensures that the Indices will be evaluated regularly for meaningful enhancements that will improve their operation and usefulness to end users.

Index Inclusion

The entire U.S. convertible universe is tracked under the Convertible Composite Index, initially consisting of approximately 650 securities, which form the core data pool for all the securities that comprise the other indices.

Inclusion Criteria

     - Amount Outstanding: minimum outstanding issue size (or accreted face value for Zeros/OIDs) of $50 million.

     -    Seniority of Debt: non-called, non-defaulted securities.

     -    Maturity: at least 31 days until maturity.

     -    Currency: U.S. dollar denominated.

     - Market of Issue: SEC-registered or Rule 144A registered convertible tranches.

Pricing

Index pricing occurs twice a month on the 15th and the end of each month, and bid side pricing is used to compute all relevant returns and statistics for the convertible universe. Price sources used to derive the convertible index for non-exchange listed OTC securities include: Barclays Capital trader pricing, Barclays Capital's own proprietary convertible valuation model, and external sources such as industry brokers' price lists. The 4:00 PM EST closing price is used for all exchange-listed convertible preferreds and mandatories, in the absence of trader pricing.

Index Groups and Sub Indices

The Convertible Composite Index is divided into 113 individual subsets under seven major group categories: security type; profile; outstanding par value; credit quality; high yielding; underlying company market capitalization; and subsector. A description of how each category is divided is as follows:

Security Type: Cash Pays; Zero Coupon/OIDs; Preferreds; Mandatories; Bonds Only (excludes preferreds and mandatories)

Profile: Typical (Conversion Premium 20% to 70%, inclusive); Equity Sensitive (Conversion Premium less than 20%); Busted (Conversion Premium greater than 70%); Distressed (Bid price below 60% of par (or below 60% of accreted value for zeros and OIDs), excluding mandatories)

Outstanding Size: Minimum $250 million outstanding issue size and greater; Minimum $500 million outstanding issue size and greater

Credit Quality (may be further subdivided): Investment Grade; Non-Investment Grade; Non-Rated Securities

High Yielding: All convertibles with the greater of current yield, yield-to-maturity, or yield-to-put equal to at least 7.5%, separated by convertible type

Underlying Company Market Capitalization: Small Cap (Underlying company market cap less than $3 billion); Mid Cap (Underlying company market cap between $3 billion and $8 billion); Large Cap (Underlying company market cap greater than $8 billion)

Sector (may be further sub-divided): Industrial; Utility; Financial Institutions

Rebalancing

The Convertible Composite Index consists of two universes: the Returns Universe and the Statistics Universe. The Returns Universe is set at the beginning of each month and remains static for the entire month. If a security falls out of the Convertible Composite Index during the month (falls below minimum market value, defaults, is called, etc.), it will still contribute to returns for the existing month, but will be absent from the following month's returns. All returns are market value weighted by the individual securities making up Convertible Composite Index. Total return for the month will be the sum of price return plus coupon return, both of which are also listed separately. In addition, total returns are also provided on a three-month, six-month, 12-month, year-to-date, and inception-to-date basis. The Statistics Universe is based on a dynamic set of securities that changes semi-monthly according to index criteria and is used to project securities that will compose next month's Returns Universe. If a security fails to meet the minimum index criteria at midmonth pricing (i.e., market value test, matures, defaults, calls/puts, etc), it will drop out of the Statistics Universe but will still contribute to end of month returns data. Also, securities that meet the minimum index criteria, including new issues, may enter the Statistics Universe during the month, but will not contribute to returns for that month. Therefore, the number of securities comprising the Statistics Universe will often differ from the Returns Universe. Basic statistics tracked by the Convertible Composite Index include: market value, coupon, premium, richness/cheapness, implied volatility, call protection, break even, duration, and OAS. Additional statistics include: premium over investment value, parity over investment value, vega-weighted implied volatility, and duration weighted OAS, among others. All statistics are market value weighted, except for average coupon which is par value weighted.

Additional Information with respect to the Barclays Capital U.S. MBS Index

Index Definition

The Barclays Capital U.S. MBS Index (the "MBS Index") is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. These aggregates are defined according to the following parameters: (i) agency (GNMA, FNMA, FHLMC); (ii) program (30-year, 15-year. balloon, GPM); (iii) pass-through coupon (6.0%, 6.5%, etc.); and (iv) origination year. In other words, each aggregate is a proxy for the outstanding pools for a given agency, program, issue year, and coupon. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. About 600 of these generic aggregates meet the criteria.

Index Inclusions

Introduced in 1986, the GNMA, FHLMC, and FNMA indices for 30- and 15-year securities have been backdated to January 1976, May 1977, and November 1982, respectively. Balloon securities were added in 1992. 20-year securities were added in July 2000. Agency hybrid adjustable-rate mortgage (ARM) pass-through securities in which the homeowner pays a fixed interest rate for a fixed period of time (typically 3, 5, 7, or 10 years) and a floating-rate after that period, were added in April 2007. Hybrid ARMs are eligible until 1-year prior to their floating coupon date.

Inclusion Criteria

     - Amount Outstanding: pool aggregates must have at least $250 million current outstanding. Pool aggregates are comprised of individual MBS pools mapped on the basis of agency, program, coupon, and origination year based on WALA. Hybrid ARM Subaggregates that are used to price the index have no minimum liquidity, but must be part of an aggregate that is larger than $250 million.

     - Maturity: pool aggregates must have a weighted average life of at least 1-year. Hybrid ARM Pools/Aggregates must have at least 12 months remaining in the security's fixed-rate term prior to its conversion to a floating rate coupon.

     - Coupon: fixed-rate in half percent increments; Hybrid ARMs in quarter coupon buckets. Hybrid ARM pools are index-eligible only when the pool pays a fixed-rate coupon. Hybrid ARM pools within a subaggregate can range between plus or minus 0.125% from each quarter coupon increment. Fixed-rate quarter coupons were dropped on January 1, 1999.

     -    Currency: denominated in USD.

     -    Market of Issue: SEC-registered, fully taxable issues.

Index Exclusions

The MBS Index excludes buydowns, graduated equity mortgages, project loans, non-agency (whole loan) and jumbo securities. Manufactured homes (GNMA) were originally included but were dropped in January 1992 for liquidity reasons. Graduated payment mortgages (GPMs) were dropped in January 1995 for similar reasons. Non-agency (whole loan) and jumbo securities are excluded. The MBS Index also excludes CMOs. Similar to Treasury STRIPS, the MBS collateral pledged to CMOs is already included in the Index; consequently, including CMOs would result in double counting. Quarterly coupons have been excluded since December 31, 1998.

Pricing

MBS bonds are priced by traders on a daily basis, with generic prices derived from these marks. The fixed-rate aggregates included in the MBS Index are priced daily using a matrix pricing routine based on trader TBA price quotations by agency, program, coupon, and WALA. Hybrid ARM bonds are OAS priced on a weekly, mid-month and month-end basis by traders, with daily subaggregate prices (narrower subsets of the hybrid aggregates used to determine index eligibility) derived from these spread levels and market movements. Bonds in the MBS Index are priced on the bid side. MBS passthroughs (both fixed-rate and Hybrid ARMs) are priced for Public Securities Association (PSA) settlement in the following month and discounted back to same-day settlement at the mortgage repurchase rate. The primary price for each security is analyzed through both statistical routines and scrutiny by the research staff. Significant discrepancies are researched and corrected, as necessary.

Rebalancing

The MBS Index consists of two universes: the Returns Universe and the Statistics Universe. The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the MBS Index will look like at month-end, when the composition of the MBS Index is next reset. The composition of the Returns Universe is rebalanced monthly, at each month end and represents the set of bonds that returns are calculated on. The Statistics Universe changes daily to reflect issues dropping out of and entering the MBS Index, but is not used for return calculation. On the last Business of the month, the composition of the latest Statistics Universe becomes the Returns Universe for the following month. During the month, indicative changes to securities (e.g. amount outstanding) are reflected in both the statistics and returns universe of the MBS Index on a daily basis. These changes may cause bonds to enter or fall out of the Statistics Universe of the MBS Index on a daily basis, but will affect the composition of the Returns Universe only at month-end when the MBS Index is rebalanced. During the month, the MBS pool aggregates may see changes in amount outstanding due to paydowns and new production among their underlying pools. However, beginning of the month weights are used to aggregate performance from the MBS generic level. Interest and principal payments/paydowns earned by the Returns Universe are held in the MBS Index without a reinvestment return until month-end when it is removed from the MBS Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the following month's Returns Universe.

Additional Information with respect to the Barclays Capital Very Liquid High Yield Index

Index Universes

The Barclays Capital Very Liquid High Yield Index ("High Yield Index") consists of two universes: the Returns Universe and the Statistics Universe.

The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Returns Universe is not adjusted for securities that become eligible for inclusion in the High Yield Index during the month (e.g., because of ratings changes, called bonds, securities falling below one year in maturity) or for issues that are newly eligible (e.g. ratings changes, newly issued bonds). Interest and principal payments earned by the Returns Universe are held in the High Yield Index without a reinvestment return until month-end, when it is removed from the Index.

The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the High Yield Index will look like at month-end, when the composition of the Index is next reset. The Statistics Universe accounts for changes due to new issuance, calls or partial redemptions, ratings changes, and the seasoning of securities. Statistics such as market value, sector weightings and various averages (e.g., coupon, duration, maturity, yield, price, etc.) are updated and reported daily. At the end of each month, the latest Statistics Universe becomes the Returns Universe for the coming month. To ensure that the Statistics Universe is up to date, BCIG maintains an extensive database of call/put features and refunding and sinking schedules on outstanding bonds and continuously monitors the market for retirement, new issuance and rating change activity.

Total Return Calculations

The High Yield Index's results are reported for daily, monthly, quarterly, annual and since-inception reporting periods. Returns are cumulative for the entire period. Intra-month cash flows contribute to monthly returns, but are not reinvested during the month and do not earn a reinvestment return. Intra-month cash flows are reinvested into the returns universe for the following month so that Index results over two or more months reflect monthly compounding. Daily, month-to-date and monthly total returns are calculated based on the sum of price changes, coupon income received or accrued, gain/loss on repayments of principal and, where applicable, currency value fluctuations expressed as a percentage of beginning market value. The High Yield Index's total return is the weighted average of the total returns of the securities that make up the Index, where the weighting factor is full market value (i.e., inclusive of accrued interest) at the start of the period. Cumulative total returns over periods longer than one month are calculated by multiplicatively linking monthly returns.

Market Value Weighting

Returns and most summary statistics for the High Yield Index are market value weighted, accounting for both the market price of index-eligible securities and the accrued interest. Returns data are weighted by market value at the beginning of the period. Statistics, such as index average duration and maturity, are market-value weighted based on end-of-period market value. Average price and coupon are weighted by end-of-period par value.

Pricing and Settlement

All bonds in the High Yield Index are priced by either BCIG or Interactive Data Corporation. Bonds may be quoted in a variety of ways, including nominal spreads over benchmark securities/treasuries, spreads over swap curves or direct price quotes. In some instances the quote type used is a spread measure that results in daily security price changes from the movement of the underlying curve and/or changes in the quoted spread. Bonds in the High Yield Index are priced on the bid side. The initial price for newly issued corporate bonds entering the High Yield Index is the offer side; after that, the bid side price is used. Fallen angels use bid side prices.

The quality of bond pricing is kept at a high level using multi-contributor verification. This process includes utilizing other third-party pricing sources plus a variety of statistical techniques to isolate possible pricing outliers. Significant discrepancies are researched and corrected, as necessary. Bonds are settled on a T+1 basis.

Bond Ratings

All bonds in the High Yield Index must be rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, Inc. ("S&P") and Fitch Ratings Ltd. ("Fitch"), respectively (before July 1, 2005, the lower of Moody's and S&P was used). When a rating from only two agencies is available, the lower ("most conservative") of the two is used to determine eligibility. When a rating from only one agency is available, that rating is used to determine eligibility. A small number of unrated bonds are included in the High Yield Index; to be eligible, they must have previously held a high-yield rating or have been associated with a high-yield issuer, and must trade accordingly.

                               INVESTMENT POLICIES

DIVERSIFICATION

Each Fund is classified as a non-diversified investment company under the 1940 Act. A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of each Fund and, therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse effect on a Fund's performance or subject a Fund's Shares to greater price volatility than more diversified investment companies.

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, and to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code severely limits the investment flexibility of a Fund and makes it less likely that a Fund will meet their investment objectives.

CONCENTRATION

Each Fund may concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently the Fund's investment portfolio. This may adversely affect a Fund's performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund's size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.

BONDS

Each Fixed Income ETF invests a substantial portion of its assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the "real" value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund's distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

In addition, the Convertible Bond ETF, the Credit Bond ETFs and High Yield Bond ETF invest almost exclusively in corporate bonds. The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.


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HIGH YIELD SECURITIES

The High Yield Bond ETF invests a large percentage of its assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the High Yield Bond ETF could sell a high yield security, and could adversely affect the daily net asset value per share of the High Yield Bond ETF. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, the Index seeks to include primarily high yield securities that the Index provider believes have greater liquidity than the broader high yield securities market as a whole.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

SOVEREIGN DEBT OBLIGATIONS

The International Treasury Bond ETFs and SPDR DB International Government Inflation-Protected Bond ETF invest a substantial portion of their assets in sovereign debt. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

U.S. GOVERNMENT OBLIGATIONS

Treasury ETFs, TIPS ETF and Mortgage Backed Bond ETF invest almost exclusively in various types of U.S. Government obligations. All other ETFs may invest a portion of their assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

One type of U.S. Government obligations, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.

Other U.S. Government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, Federal National Mortgage Association ("FNMA"), the Government National Mortgage Association ("GNMA"), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal Home Loan Banks ("FHLB"), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

On September 7, 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. Consequently, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by FNMA and FHLMC are protected. Additionally, the U.S. Treasury has implemented a temporary program to purchase new mortgage-backed securities issued by the instrumentalities. This is intended to create more affordable mortgage rates for homeowners, enhance the liquidity of the mortgage market and potentially maintain or increase the value of existing mortgage-backed securities. The program expires in December 2009. No assurance can be given that the U.S. Treasury initiatives will be successful.

On November 25, 2008, the Federal Reserve announced that it would initiate a program to purchase the direct obligations of housing-related U.S. government-sponsored enterprises ("GSEs") (i.e., FNMA, FHLMC and FHLB) and mortgage-backed securities backed by FNMA, FHLMC and GNMA. The mortgaged-backed securities purchase program is designed to provide support to mortgage and housing markets and foster improved conditions in financial markets through the outright purchase of $500 billion in agency mortgage-backed securities by the end of the second quarter of 2009. Under the program to purchase the direct obligations of housing-related GSEs, the Federal Reserve has pledged up to $100 billion to be in place for the several quarters in order to lower the spreads between rates on GSE direct obligations and U.S. Treasury debt. No assurance can be given that the Federal Reserve initiatives will be successful.

MUNICIPAL SECURITIES

General. The Municipal Bond ETFs will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Credit Bond ETFs may invest a portion of their assets in municipal securities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Municipal Bond ETFs may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law.

General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Bond ETF would hold the longer-term security, which could experience substantially more volatility.

The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Municipal Bond ETFs to value accurately than securities of public corporations. Since the Municipal Bond ETFs invest a significant portion of their portfolios in municipal securities, a Municipal Bond ETF's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Municipal Bond ETF's municipal securities in the same manner.

Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities described in the Municipal Bond ETFs' prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a Municipal Bond ETF's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in a Municipal Bond ETF's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate a Municipal Bond ETF's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Municipal Bond ETF.

CONSIDERATIONS REGARDING INVESTMENT IN CALIFORNIA MUNICIPAL SECURITIES

The Municipal Bond ETFs, and more directly, the SPDR Barclays Capital Short Term Municipal Bond ETF, SPDR Barclays Capital California Municipal Bond ETF and the SPDR Barclays Capital Municipal Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California municipal obligations, and does not include factors that may occur on a national and/or international level that may also have an adverse effect on the debt obligations of California issuers. The information is derived from sources that are generally available to investors, including information promulgated by the State's Treasurer's Office, the Department of Finance and the State Controller's Office. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Trust or its legal counsel, and the Trust and its legal counsel assume no responsibility for the completeness or accuracy of such information. The information can be found at the website of the California State Treasurer at www.treasurer.ca.gov. No such information is intended to be incorporated by reference into this Statement of Additional Information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Certain debt obligations held by a Municipal Bond ETF may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

Certain tax-exempt securities in which the Municipal Bond ETFs may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

California's economy is the largest state economy in the United States and one of the largest in the world. In addition to its size, California's economy is also one of the most diverse in the world, with major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The concentration of each sector closely resembles that of the national economy. Like the national economy, economic growth in the State slowed considerably in 2008, with much lower job growth than in the prior several years, and with the unemployment rate in the State rising to 7.7 percent in August 2008. The slowdown has been caused in large part by a dramatic downturn in the housing industry, with a drop in new home starts and sales, and decline in average home sales prices, in most of the State. Economic growth in the State is expected to remain slow in the remainder of 2008 and in 2009.

California receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax. Significant expenditures include education, health and human services, correctional programs, transportation and debt service. Most of the major revenue sources of the State are deposited into the General Fund, which is the principal operating fund for the majority of the governmental activities of the State. For the budget year 2008-09, the State faces a number of issues and risks that may impact the General Fund and reduce or eliminate the budget reserves included in the 2008 Budget Act. One such risk is lower than projected revenues, particularly the three major tax revenues. In preparing the 2008 Budget Act, the State has reduced its sale tax revenue projection for fiscal year 2007-08 by $287 million and for 2008-09 by $250 million. The Department of Finance has projected that the State's economy will grow slowly for calendar years 2008 and 2009, with the State's unemployment rate increasing in both years. Another risk to projected revenues is an increase in the amounts payable to a receiver appointed by the court to oversee the State's prison health care system, specifically improvements of prison health care facilities to meet constitutional standards. The receiver's estimates for actual expenditures for fiscal year 2008-09, for which the State is responsible, are approximately $390 million. The 2008 Budget Act only includes $120 million for such expenditures.

The continuing housing slump, increasing financial market turmoil, and shrinking credit slowed the national and California economies in the first nine months of 2008. Labor markets weakened, consumers cut back, and home sales and home building fell. Increases in adjustable mortgage rates and falling home prices pushed up mortgage delinquencies and home foreclosures. Consumer spending increased by just 1.4 percent in the first half of 2008, as consumer confidence measures fell to levels that historically have been associated with recessions. Consumer spending is being squeezed by slower job growth, falling home prices, high energy and food prices, high consumer debt and the falling dollar. The average cost of energy in the first eight months of 2008 was 21.3 percent higher than a year earlier. The housing slump and lower vehicle sales slowed taxable sales growth in the State in the first half of 2008. After growing by 4.2 percent in 2006, taxable sales increased by only 0.2 percent in 2007 and then fell by 3 percent in the first half of 2008. Personal income growth also slowed, but less so than taxable sales. After growing by 7.6 percent in 2006 and 5.2 percent in 2007, personal income grew by 4.1 percent in the first half of 2008, slightly less than what was projected.

As of the 2008 Budget Act, total General Fund revenues are expected to be $102.0 billion in fiscal year 2008-09, compared to $103.0 billion for fiscal year 2007-08. The June 30, 2009 total reserve is projected to be $1.7 billion, a decrease of $1.4 billion or 45 percent compared to the June 30, 2008 reserve. The Department of Finance projects a deficit of $1.0 billion in fiscal year 2009-10. However, based on the State Controller's preliminary review of lower than projected revenue receipts in the month of September, and other factors, General Fund budgetary revenues could be adjusted downward by $3 billion, which is $1.3 billion more than the projected 2008-09 budgetary reserve of $1.7 billion. Additionally, the Governor has taken steps to address cash flow difficulties and budgetary shortfalls identified in the 2008-09 Budget, including a $24.3 billion budget deficit. Summarized below are certain actions taken by the Governor to address these issues.


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

BUDGET INITIATIVES

Cash Management

The State has regularly issued short-term obligations to meet cash flow needs in the form of a type of external borrowing called "revenue anticipation notes" ("RANs"). RANs mature prior to the end of fiscal year issuance. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. For the 2008-09 fiscal year, the State's cash management plan anticipates the issuance of a total of $7 billion of RANs, beginning with the initial issuance of $5 billion worth of RANs, with additional notes to be sold at a later date. In light of current disruptions in the credit markets, there can be no assurance that the State will be able to sell additional notes in the future, in such amounts and at such times as are contemplated in the State's cash management plan.

Special Fund for Economic Uncertainties

The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller must then return the money so transferred without payment of interest as soon as there is sufficient money in the General Fund. The State Controller is also authorized to transfer the unencumbered balance in the General Fund to the SFEU, as of the end of each fiscal year.

Economic Recovery Bonds

In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in Economic Recovery Bonds ("ERBs") to finance the State's negative General Fund balance. Under the Act, the State will not be permitted to use more than $15 billion of net proceeds of any bonds issued to address the inherited debt. The ERBs replace the previously authorized "Fiscal Recovery Bonds."

The repayment of the ERBs is secured by a pledge of revenues from an increase in the State's share of the sales and use tax of 0.25% starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. Local governments' shares of the sales and use tax are expected to decrease by a commensurate amount. These new sales and use tax rates will automatically revert to previous levels as soon as the ERBs are repaid. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor's Budget, the State issued $3.179 billion of ERBs on February 14, 2008, generating net proceeds of $3.313 billion which where transferred to the General Fund. This represented the last ERBs which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. The repayment of the ERBs may be accelerated with transfers from the Budget Stabilization Account (discussed below), as specified in the Balanced Budget Amendment. However, for 2008-09, the Governor has suspended any transfers to the Budget Stabilization Account due to the condition of the General Fund. Any excess sales tax revenues which may be generated for the period January 1 - December 31, 2008, and any proceeds of excess property sales, will be available to retire additional ERBs in 2008-09. Approximately $50 million of additional sales revenues relating to the period from January 1, 2008 through June 30, 2008 are available to retire ERBs during the 2008-09 fiscal year.

Budget Stabilization Account

Also in March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 establishes a special budgetary reserve, the Budget Stabilization Account ("BSA"). Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues was transferred by the State Controller into the BSA (to reach a ceiling of 3 percent by 2008-09). These transfers would continue until the balance in the BSA reached $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would go back into effect whenever the balance falls below $8 billion or the 5 percent mark. The BSA is used to repay the ERBs and provide a "rainy-day" fund for future economic downturns or natural disasters. Proposition 58 also allows the Governor to declare a fiscal emergency whenever he or she determines that General


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

Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.

Both the 2007 Budget Act and the 2008 Budget Act give the Director of Finance authority to transfer money from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. Using this authority, the Director of Finance ordered the transfer of the entire balance of $1.494 billion from the BSA to the General Fund to address a fiscal emergency proclaimed by the Governor on January 10, 2008 due to a $24.3 billion budget deficit identified in the 2008-09 Budget. Consequently, on May 28, 2008, the Governor suspended the 2008-09 transfer of $3.018 billion from the General Fund to the BSA, as had been proposed in the 2008-09 Budget.

In November 2004, voters approved Proposition 60A, which dedicates proceeds from the sale of surplus property purchased with General Fund monies to payment of principal and interest on ERBs approved in March 2004 by Proposition 57. This will likely accelerate repayment, by a few months, of these bonds.

In response to the Governor's proposal for a $220 billion infrastructure investment plan, which would have used $68 billion in new general obligation bonds, the Legislature approved four bond measures, totaling approximately $37.3 billion, which were all approved by the voters at the November 2006 general election. Proposition 84, authorizing approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities, was also approved by the voters.

2008 BUDGET ACT AND BUDGET REFORM

In February 2008, the Governor called a fiscal emergency special session of the Legislature to address the $24.3 billion projected deficit and to propose reducing expenditures in 2007-08 and lowering certain base expenditures for 2008-09. According to the State, the special session resulted in $4.3 billion of budget solutions for 2007-08 and $2.7 billion of budget solutions in 2008-09. As of the adoption of the 2008 Budget Act, General Fund revenues and transfers for fiscal year 2007-08 are projected at $103.0 billion, a $1.8 billion increase as compared to 2007 Budget Act estimates. The 2008 Budget Act also includes the following significant adjustments: 1) lower sales and use tax; 2) lower personal income tax and 3) higher corporation tax. However, General Fund expenditures for fiscal year 2007-08 are projected at $103.3 billion, an increase of $1.1 billion as compared to the 2007 estimates.

The 2008 Budget Act proposes to resolve the projected $17.3 billion budget deficit (less the $7 billion budget solutions adopted in the special session). As stated, the budget provides for a reserve of $1.7 billion, but projects a deficit of $1.0 billion for 2009-10. While the budget does not resolve the State's structural budget deficit, it includes a budget reform measure which, if approved by voters, will aid the State in achieving fiscal stability and avoid borrowing from local governments or transportation funds. The Legislature approved a constitutional amendment to be voted on in the November, 2008 general election that would: 1) limit the Legislature's ability to spend surge revenue in high-growth years by mandating that at least 3 percent of General Fund revenues each year be sequestered into a "rainy day" fund, unless the fund is full or money is being accessed in a deficit year; 2) greatly strengthen the State's rainy day fund by increasing it over the next several years to an amount equal to 12.5 percent of each year's General Fund revenues; and 3) give the Governor the ability to freeze and reduce spending mid-year in future downturns. The 2008 Budget Act includes legislation, if approved by the voters, that will authorize the California State Lottery to adopt changes that will help improve its financial performance, with the General Fund ultimately benefiting from this improved performance. The legislation provides for a securitization of a portion of future lottery revenues, which will be available to offset future General Fund expenditures. The first $5 billion of securities revenue is expected to be available in 2009-10 (the $1 billion budget deficit for 2009-10 includes receipt of this revenue).

ABOUT MUNICIPAL OBLIGATIONS

As of September 1, 2008, the State had outstanding approximately $57.6 billion aggregate principal amount of long-term general obligation bonds, of which approximately $46.6 billion were payable primarily from the State's General Fund, and approximately $11 billion were payable from the other revenue sources. As of September 1, 2008, there were unused voter authorizations for the future issuance of approximately $56.8 billion of long-term obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $441,710,000 is for bonds payable from other revenue sources. In addition to general obligation bonds, the State also issues lease purchase obligations. As of September 1, 2008, the State had approximately $7.8 billion in General Fund-supported lease purchase obligations. The November, 2008 general election ballot will contain additional proposed authorizations of general obligation bonds totaling in the billions of dollars. The State has substantially increased the volume of long-term general obligation bonds and lease purchase obligations since fiscal year 2007-08. The amounts and timing of future issuance of general


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

obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, as well as the interest rate and other market conditions at the time of issuance.

California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including RANs and RAWs, when due. As of October 16, 2008, the current ratings of the State's general obligation bonds are A1, A+, and A+ by Moody's, S&P and Fitch, respectively. These ratings have remained unchanged for the past two years. The RANs have received ratings of MIG 1, SP-1 and F-1 by Moody's, S&P and Fitch, respectively. The agencies continue to monitor the State's budget deliberations closely to determine whether or not to alter the current ratings. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities. State agencies and authorities had approximately $52.1 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2008. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary from the credit quality of those obligations backed by the full faith and credit of the State.

The State is party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

CONSIDERATIONS REGARDING INVESTMENT IN NEW YORK MUNICIPAL SECURITIES

The Municipal Bond ETFs, and more directly, the SPDR Barclays Capital Short Term Municipal Bond ETF, SPDR Barclays Capital New York Municipal Bond ETF and the SPDR Barclays Capital Municipal Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, and does not include factors that may occur on a national and/or international level that may also have an adverse effect on issuers' ability to maintain debt service on their obligations. The information is primarily derived from the Annual Information Statement of the State of New York and updates and supplements thereto. These sources are prepared by the Department of Budget and are available to investors at www.budget.state.ny.us. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Trust or its legal counsel and the Trust and its legal counsel assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.

The Annual Information Statement ("AIS") of the State of the New York is provided by the Department of Budget ("DOB") subsequent to the fiscal year end of March 31. The AIS constitutes the official disclosure statement regarding the financial condition of the State of New York. The information provided below is based on the AIS dated May 12, 2008, the First Quarterly Update of the AIS dated August 6, 2008 ("First Quarterly Update") and the Supplement to the First Quarterly Update dated October 7, 2008 (the "Supplement"). No such information is intended to be incorporated by reference in this Statement of Additional Information.

The State accounts for all of its spending and revenues by the fund in which the activity takes place and the broad category or purpose of that activity. Funds include the General Fund and other funds specified for dedicated purposes (collectively, "State Operating Funds"). The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund, which is the fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since the Governor is statutorily required to balance the General Fund, it is often the focus of the State's budget discussion. Each year, the Legislature and the Governor enact an Enacted Budget Financial Plan ("Enacted Budget") which is prepared by the DOB and contains estimates for the upcoming fiscal year and projections for the next two fiscal years. This year, the Enacted Budget contains estimates for the 2008-09 fiscal year and projections for the 2009-10 through 2011-12 fiscal years.

The Enacted Budget is subject to many complex, economic, social, environmental and political risks and uncertainties, many of which are outside of the ability of the State to control. These include, but are not limited to, the performance of the national and State economies and the impact of continuing write-downs and other costs on the profitability of the financial services sector. Such risks and uncertainties could have a materially adverse impact on the Enacted Budget Financial Plan for the current year. As a result of the nation's continuing economic struggles, the DOB has had to amend its estimates and projections for 2008-09 since the release of the AIS. In its First Quarterly Update, the DOB revised down several of its projections in the AIS. According to the DOB, widespread turmoil in the equity and housing markets is expected to have an adverse impact on the State economy, which has a significant concentration of firms directly affected by recent events in those markets. Profitability and employment in the financial services sector, a linchpin of the State economy, has been weakened by turmoil in markets. Finance and insurance sector bonuses are now projected to fall 20.5 percent in 2008-09, and capital gains by nearly 25 percent. Weaker growth in employment, capital gains, and bonuses, in turn, is expected to produce slower growth in income. Growth in State wages has been revised down from 2.7 percent to 2.0 percent in 2008 and from 2.4 percent to 1.5 percent in 2009. State employment is expected to remain flat in 2009, with private sector jobs now projected to fall 0.1 percent following an estimated growth of just 0.2 percent for both total and private employment in calendar year 2008. Growth in personal income has been revised down to 1.1 percent in 2009.

Revised General Fund Receipts and Disbursements Estimates

Market turmoil has had a significant impact on General Fund estimates and projections included in the Enacted Budget. The General Fund receives the majority of the State's tax money, specifically revenue from personal income, sales and business taxes. As a result of the continuing economic downturn and, due particularly to a series of unprecedented economic shocks in September 2008, the DOB has significantly revised its estimates and projections for 2008-09 in the First Quarterly Update and again in the Supplement that followed. The DOB has made revisions to estimated receipts of the General Fund, which have affected estimates for General Fund disbursements as well as available reserves. Additionally, in light of market uncertainties, the DOB has also lowered the amount of resources from health insurance conversions that it expects to be available to finance State health care spending. This creates a potential funding gap in the Health Care Reform Act ("HCRA") fund starting in 2009-10. The General Fund and the HCRA fund have a close financing relationship; therefore, the DOB considers both funding gaps when making overall budget gap estimates.

Pursuant to the First Quarterly Update, the DOB reduced its estimate of the General Fund balance at the end of the 2008-09 fiscal year from $2.0 billion to $1.8 billion. The projected closing balance is a decrease of $1.0 billion from 2007-08. The DOB also significantly reduced its estimates for General Fund tax receipts for the current fiscal year and for 2009-10. According to the First Quarterly Update, even though the first quarter 2008 saw an increase in personal income tax receipts into the General Fund above planned levels, this was largely due to calendar year 2007 activity, not current conditions. By comparison, business taxes, which are more responsive to current economic trends, especially the weakness in the current banking sector, were down by over $450 million in the first three months of the fiscal year versus the initial cash-flow forecast and by $184 million through the first six months of the fiscal year, according to the Supplement. DOB believes that recent business tax results are a more likely indicator of the direction of tax collections. Consequently, the DOB has significantly reduced its estimates for tax receipts for the current fiscal year and for 2009-10. Business tax collections are expected to decline substantially based on performance to date and the dislocation in the credit markets. Receipts in the current year have been lowered by $510 million from the Enacted Budget estimate. In 2009-10, the estimate for business taxes has been reduced by $342 million. Personal income tax collections are expected to begin to weaken in the latter half of the fiscal year, reflecting the revised forecast for 2008 bonuses and capital gains realizations. Overall, personal income tax collections in the current year are expected to finish $25 million higher than the Enacted Budget estimate based on the strength of 2007 liability payments, but have been reduced by $500 million in 2009-10, reflecting the projected impact of calendar year 2008 liability payments. Sales and excise tax collections are also expected to decline due to the economic downturn, with receipts for these taxes revised downward by $161 million in the current year and $127 million in 2009-10. According to the Supplement, the DOB now predicts that annual General Fund tax receipts will fall $1.3 billion below the projections made in the First Quarterly Update for the current year. All updated estimates are subject to the successful implementation of the State's Fiscal Management Plan (discussed below).


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

The projected General Fund balance of $1.8 billion at the end of fiscal year 2008-09 includes $1.2 billion in undesignated reserves and $526 million in reserves designated to finance existing or potential future commitments. The $1.2 billion of undesignated reserves include $1 billion in a Tax Stabilization Reserve Fund, $175 million in a newly created Rainy Day Reserve Fund , and $21 million in a Contingency Reserve Fund for litigation risks. The projected General Fund closing balance is $278 million lower than projected at the time of the 2008-09 Enacted Budget Financial Plan due to the expected use of $256 million to finance the costs of recent labor settlements and $22 million for debt management purposes (specifically the termination of certain interest rate exchange agreements associated with variable rate bonds that have been refunded with fixed-rate bonds, as part of the State's debt financing efforts). The DOB projects that the total balance of State Operating Funds will be $4.6 billion at the 2008-09 fiscal year end. This projected balance has decreased by $575 million from the projected amount in the Enacted Budget, due largely to the use of the reserves to finance new labor settlements and a reduction in expected health care conversions proceeds pursuant to the HCRA.

State Finance Law requires that the Enacted Budget also be presented for informational purposes on a generally accepted accounting principles ("GAAP") basis in accordance with Governmental Accounting Standards Board ("GASB"). In 2008-09, the General Fund GAAP Enacted Budget shows total revenues of $42.7 billion, total expenditures of $56.2 billion, and net other financing sources of $9.7 billion, resulting in an operating deficit of $3.8 billion and a projected accumulated surplus of $149 million. These changes are due primarily to the use of a portion of prior year reserves to support 2008-09 operations and the impact of economic conditions or revenue accruals, primarily personal income tax. Personal income tax collections received in the first quarter 2008-09 were related primarily to prior year estimated payments and final returns (i.e. calendar year ended December 31, 2007) and are therefore recorded in State fiscal year 2007-08 for GAAP purposes. Estimated collections in the first quarter of 2009-10 related to calendar end year 2008 tax returns are expected to decline significantly resulting in lower accrued revenue in 2008-09. The GAAP-basis results for 2007-08 showed the State in a net positive asset condition of $47.7 billion after reflecting the impact of post-employment benefits, as required by GASB.

Fiscal Management Plan

The DOB, in close cooperation with State agencies, is developing a Fiscal Management Plan ("FMP"). The FMP is anticipated to produce $630 million in savings in the current year which is expected to be sufficient to maintain the budget balance in the General Fund during 2008-09 without the use of existing reserves, and is expected to generate $500 million in savings on a recurring basis. After accounting for the impact of the FMP savings, the DOB projects combined budget gaps for the General Fund and HCRA of $6.4 billion in 2009-10, $9.3 billion in 2010-11, and $10.5 billion in 2011-12. However, according to the Supplement, the DOB expects these projections to increase. Pursuant to the Supplement, the DOB estimates that the State will have to close a current budget year gap of approximately $1.2 billion. Over the past five years, the DOB estimates that the State has closed current-year gaps of $9.3 billion in 2003-04, $5.1 billion in 2004-05, $4.2 billion in 2005-06, $762 million in
2006-07, and $1.6 billion in 2007-08.

The FMP is expected to include reductions in State agency operations in the range of 7 percent from current estimates, which is in addition to the 3.35 percent reduction previously announced with the 2008-09 Enacted Budget and currently being implemented by the agencies. It will also include a statewide hiring freeze, cancellation of all non-essential purchases, and expanded central controls on all discretionary resource allocation decisions. It is expected that certain measures in the FMP, such as the transfer of excess balances from other funds made available through cost-savings measures, will require legislative approval. As presented in the First Quarterly Update, the FMP is assumed to reduce General Fund personal service spending by $300 million (representing salaries of state employees, for example) and non-personal service spending by $200 million (representing other operating costs) on a recurring basis. The balance of the FMP savings in the current year is assumed to be derived from State operations spending reductions in other funds, with the resources made available to the General Fund. Actual implementation may differ from these planning assumptions.

STATE DEBT AND OTHER FINANCING ACTIVITIES

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. General obligation debt and lease purchase obligations are discussed in greater detail below. The State also issues interest rate exchange agreements and variable rate obligations.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

General Obligation Bonds

There is no constitutional limit on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 ("Debt Reform Act") imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installment or installments that result in substantially level or declining debt service payments, mature within 40 years of issuance, and begin to amortize not more than one year after the issuance of such bonds. General obligation housing bonds must be paid within 50 years of issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds to thirty years. Under the State Constitution, the State may undertake short-term borrowings without voter approval. Long-term general obligation borrowing is prohibited unless authorized for a specified amount and purpose by the Legislature and approved by the voters.

In the State, general obligation debt is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds issued in the 2007-08 fiscal year (excluding refunding bonds) was approximately $268 million, and as of March 31, 2008, the total amount of general obligation debt outstanding was $3.2 billion. As of November 16, 2006, Moody's, S&P and Fitch had given New York State's general obligation bonds ratings of Aa3, AA, AA-, respectively. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

The Enacted Budget projects that approximately $457 million in general obligation bonds will be issued in 2008-09.

Lease-Purchase and Contractual Obligation Financings

The State utilizes certain long-term financing mechanisms, lease-purchase and contractual-obligation financings which involve obligations of public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments, various capital programs, including those which finance the State's highway and bridge program, SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, State buildings and housing programs, and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax Revenue Bond Financing. The Enacted Budget projects that $4.0 billion of State PIT Revenue Bonds, $119 million of SUNY Dormitory Facilities Revenue Bonds, and $814 million of Mental Health Facilities Improvement Revenue Bonds will be issued in 2008-09. The Enacted Capital Plan also projects the issuance of $601 million of Dedicated Highway and Bridge Trust Fund Bonds in 2008-09.

The fiscal stability of New York State is related to the fiscal stability of the State's municipalities, its agencies and authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City or any of its agencies or authorities suffers serious financial difficulty, then the ability of the State, New York City, the State's political subdivisions, agencies and authorities to obtain financing in the public credit markets, and the market price of outstanding New York tax-exempt securities, is adversely affected.

Authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

The State is also a party to various legal proceedings and claims, some of which are in excess of $100 million and which the State deems to be material. Such proceedings and claims could adversely affect the State's finances in the 2008-09 fiscal year or thereafter.

Other short-term risks to the State's finances in the 2008-09 fiscal year and subsequent fiscal years include further under-performance of the national and State economies that can affect State revenues and increase the demand for means-tested programs such as Medicaid and welfare. Additionally, the potential cost of collective bargaining agreements with various unions could affect the State's finances in 2008-09 and beyond. The DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified by settled unions, it would result in added costs of approximately $190 million in 2008-09, $195 million in 2009-10, and $285 million in both 2010-11 and 2011-12.

Over the long term, New York State and New York City may face potential economic problems. New York City accounts for a large portion of the State's population and personal income, and New York City's financial health affects the State in numerous ways. New York City continues to require significant financial assistance from the State and depends on State aid to both enable it to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets as well as by shifts upward or downward in the State's real estate market.

INFLATION-PROTECTED OBLIGATIONS

The TIPS ETF invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." The SPDR DB International Government Inflation-Protected Bond ETF invests almost exclusively in inflation-protected public obligations of major governments and emerging market countries, excluding the United States, also commonly known as "TIPS." TIPS are a type of security issued by a government that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

MORTGAGE PASS-THROUGH SECURITIES

The Aggregate Bond ETF and Mortgage Backed Bond ETF may each invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the GNMA, FNMA or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For the foregoing and other reasons, the Aggregate Bond ETF and Mortgage Backed Bond ETF seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund intends to use TBA transactions in several ways. For example, the Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.

Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, the Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. The Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.

The Aggregate Bond ETF and Mortgage Backed Bond ETF intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES

The Aggregate Bond ETF and Mortgage Backed Bond ETF may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

FOREIGN CURRENCY TRANSACTIONS

The International Treasury Bond ETFs, SPDR DB International Government Inflation-Protected Bond ETF and SDPR DJ Global Titans ETF may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

LENDING PORTFOLIO SECURITIES

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees (the "Board") who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company ("State Street"), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for each Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the Securities and Exchange Commission ("SEC") under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund's net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. A Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of total assets the Fund may invest in reverse repurchase agreements, the use of reverse repurchase agreements is not a principal strategy of the Funds.

COMMERCIAL PAPER

Each Fund may invest in commercial paper as described in the Prospectus. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.

OTHER SHORT-TERM INSTRUMENTS

In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions;
(iv) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" by S&P, or if unrated, of comparable quality as determined by the Adviser;
(v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and
(vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate:
(i) more than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, each Fund's investment restrictions and the Trust's exemptive relief, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS

The SPDR DJ Global Titans ETF may purchase publicly traded common stocks of foreign corporations and Aggregate Bond ETF, High Yield Bond ETF, International Treasury Bond ETFs, Credit Bond ETFs and SPDR DB International Government Inflation-Protected Bond ETF may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities.

Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

The SPDR(R) DJ Global Titans ETF's investment in common stock of foreign corporations may also be in the form of American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities market, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the Untied States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS

Each Fund may utilize exchange-traded futures and options contracts and swap agreements. A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission ("CFTC") regulation or interpretation.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts are not currently available of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

Restrictions on the Use of Futures and Options. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund's policies. Each Fund would take steps to prevent its futures positions from "leveraging" its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of a Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements. Each Fund may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap ("CDS"), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS.

FUTURE DEVELOPMENTS

A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

SPDR Dow Jones Total Market ETF, SPDR Dow Jones Large Cap ETF, SPDR Dow Jones Large Cap Growth ETF, SPDR Dow Jones Large Cap Value ETF, SPDR Dow Jones Mid Cap ETF, SPDR Dow Jones Mid Cap Growth ETF, SPDR Dow Jones Mid Cap Value ETF, SPDR Dow Jones Small Cap ETF, SPDR Dow Jones Small Cap Growth ETF, SPDR Dow Jones Small Cap Value ETF and

SPDR Dow Jones REIT ETF will invest in REITs only to the extent that their underlying Indexes invest in REITs, although it is expected that only the SPDR Dow Jones REIT ETF will be concentrated in the real estate sector. REITs pool investor's funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the "Internal Revenue "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

RATINGS

An investment-grade rating means the security or issuer is rated investment-grade by Moody's(R) Investors Service ("Moody's"), Standard & Poor's(R) ("S&P"), Fitch Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser.

Subsequent to purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See "HIGH YIELD SECURITIES" above for more information relating to the risks associated with investing in lower rated securities.

                        SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus under the heading "Principal Risks of the Funds." The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

GENERAL

Investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.

FUTURES AND OPTIONS TRANSACTIONS

Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

RISKS OF SWAP AGREEMENTS

Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

TAX RISKS

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund's prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1. Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed), valued at market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings (this limitation on purchases does not apply to acceptance by the Fund of a deposit principally of securities included in the Index for creation of Creation Units);

4. Pledge(2), hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings as set forth above in restriction 2. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for futures contracts or options contracts will not be deemed to be pledges of the Fund's assets);

5. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but the Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

7. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in options, futures and options on futures;

8. Sell securities short;

9. Invest in commodities or commodity contracts, except that the Fund may transact in exchange traded futures contracts on securities, indexes and options on such futures contracts and make margin deposits in connection with such contracts;

10. With respect to the Equity ETFs, change its investment objective;

11. With respect to the SPDR Barclays Capital Municipal Bond ETF and the SPDR Barclays Capital Short Term Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from Federal income tax;

12. With respect to the SPDR Barclays Capital California Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both Federal income tax and California income tax; or

----------
(2) There is no limit on the percentage of total assets a Fund may pledge. Each Fund, however, will only pledge assets as consistent with Section 18 of the 1940 Act.

13. With respect to the SPDR Barclays Capital New York Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both Federal income tax and New York income tax.

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;

2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment;

3. With respect to the Equity ETFs, under normal circumstances, invest less than 95% of its total assets in securities that comprise its relevant Index. Prior to any change in a Fund's 95% investment policy, such Fund will provide shareholders with 60 days written notice;

4. With respect to the Fixed Income ETFs, under normal circumstances, invest less than 80% of its total assets in securities that comprise its relevant Index. With respect to the Aggregate Bond ETF and Mortgage Backed Bond ETF, TBA transactions are included within this 80% investment policy. Prior to any change in a Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice;

5. With respect to the High Yield Bond ETF, invest, under normal circumstances, less than 80% of its assets in bonds that are rated below investment grade. Prior to any change this 80% investment policy, the Fund will provide shareholders with 60 days written notice; or

6. With respect to the Aggregate Bond ETF and Credit Bond ETFs, under normal circumstances, invest less than 80% of its total assets in fixed income securities. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

7. With respect to the SPDR Barclays Capital 1-3 Month T-Bill ETF, under normal circumstances, invest less than 80% of its total assets in U.S. Treasury bills. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

8. With respect to the SPDR Barclays Capital Intermediate Term Treasury ETF and SPDR Barclays Capital Long Term Treasury ETF, under normal circumstances, invest less than 80% of its total assets in U.S. Treasury securities. Prior to any change in a Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

9. With respect to the SPDR DB International Government Inflation-Protected Bond ETF, under normal circumstances, invest less than 80% of its total assets in fixed income securities. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

10. With respect to the International Treasury Bond ETFs, under normal circumstances, invest less than 80% of its total assets in government bonds. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

11. With respect to the SPDR Barclays Capital TIPS ETF, under normal circumstances, invest less than 80% of its total assets in inflation-indexed debt securities issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.

12. With respect to the SPDR Barclays Capital Mortgage Backed Bond ETF, invest, under normal circumstances, less than 80% of its assets in mortgage backed bonds. Prior to any change in this 80% investment policy, the fund will provide shareholders with 60 days written notice. For purposes of this policy, TBA Transactions are considered mortgage backed securities.

13. With respect to the SPDR Barclays Capital Convertible Bond ETF, invest, under normal circumstances, less than 80% of its assets in convertible bonds. Prior to any change in this 80% investment policy, the fund will provide shareholders with 60 days written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

                          EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under the "DETERMINATION OF NET ASSET VALUE" and "BUYING AND SELLING THE FUNDS." The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which a Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.

                             MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "MANAGEMENT."

TRUSTEES AND OFFICERS OF THE TRUST

The Board has responsibility for the overall management, operations and business affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any with the Adviser, are listed below:

TRUSTEES

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                      TERM OF                                 IN FUND
                                                    OFFICE AND                                COMPLEX
NAME, ADDRESS                        POSITION(S)     LENGTH OF     PRINCIPAL OCCUPATION(S)   OVERSEEN     OTHER DIRECTORSHIPS
AND YEAR OF BIRTH                     WITH FUNDS    TIME SERVED      DURING PAST 5 YEARS    BY TRUSTEE      HELD BY TRUSTEE
-----------------                    -----------  --------------  ------------------------  ----------  -----------------------
INDEPENDENT TRUSTEES
FRANK NESVET                         Independent  Unlimited       Chief Executive Officer,       90     SPDR Index
c/o SPDR Series Trust                Trustee,     Elected:        Libra Group, Inc.                     Shares Funds
State Street Financial Center        Chairman     September 2000  (1998-present) (a                     (Trustee).
One Lincoln Street                                                financial services
Boston, MA 02111-2900                                             consulting company).
1943

HELEN F. PETERS                      Independent  Unlimited       Professor of                   90     Federal Home Loan
c/o SPDR Series Trust                Trustee,     Elected:        Finance, Carroll                      Bank of Boston
State Street Financial Center        Chair of     September 2000  School of                             (Director); BJ's
One Lincoln Street                   Audit                        Management,                           Wholesale Clubs
Boston, MA 02111-2900                Committee                    Boston College                        (Director);
1948                                                              (2003-present);                       SPDR Index
                                                                  Dean, Boston                          Shares Funds
                                                                  College (August                       (Trustee); Eaton
                                                                  2000-2003).                           Vance (Trustee).

DAVID M. KELLY                       Independent  Unlimited       Retired.                       90     Chicago Stock
c/o SPDR Series Trust                Trustee      Elected:                                              Exchange
State Street Financial Center                     September 2000                                        (Public Governor/
One Lincoln Street                                                                                      Director);
Boston, MA 02111-2900                                                                                   Penson Worldwide Inc.
1938                                                                                                    (Director);
                                                                                                        Custodial Trust Co.
                                                                                                        (Director);
                                                                                                        SPDR Index
                                                                                                        Shares Funds
                                                                                                        (Trustee).

INTERESTED TRUSTEE
JAMES E. ROSS*                       Interested   Unlimited       President, SSgA               121     SPDR Index
SSgA Funds Management, Inc.          Trustee,     Elected         Funds Management,                     Shares Funds (Trustee);
State Street Financial               President    President:      Inc. (2005-present);                  Select Sector SPDR
Center                                            May 2005,       Principal, SSgA Funds                 Trust (Trustee); State
One Lincoln Street                                elected         Management, Inc.                      Street Master Funds
Boston, MA 02111                                  Trustee:        (2001-present);                       (Trustee); and State
1965                                              November 2005   Senior Managing                       Street Institutional
                                                                  Director, State Street                Investment Trust
                                                                  Global Advisors                       (Trustee).
                                                                   (2006-present);
                                                                  Principal, State
                                                                  Street Global
                                                                  Advisors
                                                                  (2000-2006).

* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

OFFICERS

                                                     TERM OF
                                                    OFFICE AND
NAME, ADDRESS                        POSITION(S)    LENGTH OF     PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH                     WITH FUNDS   TIME SERVED      DURING PAST 5 YEARS
-----------------                    -----------  -------------  ------------------------
ELLEN M. NEEDHAM                     Vice         Unlimited      Principal, SSgA
SSgA Funds Management, Inc.          President    Elected:       Funds Management,
State Street Financial Center                     March 2008     Inc. (1992-Present)*;
One Lincoln Street                                               Managing Director,
Boston, MA 02111                                                 State Street Global
1967                                                             Advisors (1992 to
                                                                 Present)*

MICHAEL P. RILEY                     Vice         Unlimited      Principal, State
SSgA Funds Management, Inc.          President    Elected:       Street Global
State Street Financial Center                     February 2005  Advisors
One Lincoln Street                                               (2005-present);
Boston, MA 02111                                                 Assistant Vice
1969                                                             President, State
                                                                 Street Bank and
                                                                 Trust Company
                                                                 (2000-2004).

GARY L. FRENCH                       Treasurer    Unlimited      Senior Vice
State Street Bank and Trust Company               Elected:       President,
Two Avenue de Lafayette                           May 2005       State Street Bank
Boston, MA 02111                                                 and Trust Company
1951                                                             (2002-present).

RYAN M. LOUVAR                       Secretary    Unlimited      Vice President and
State Street Bank and Trust Company               Elected:       Senior Counsel, State
Four Copley Place, CPH0326                        August 2008    Street Bank and Trust
Boston, MA 02116                                                 Company (2005-
1972                                                             present)*; Counsel,
                                                                 BISYS Group, Inc.
                                                                 (2000-2005) (a financial
                                                                 services company).

MARK E. TUTTLE                       Assistant    Unlimited      Vice President and
State Street Bank and Trust Company  Secretary    Elected:       Counsel, State Street
Four Copley Place, CPH0326                        August 2007    Bank and Trust Company
Boston, MA 02116                                                 (2007-Present)*;
1970                                                             Assistant Counsel,
                                                                 BISYS Group, Inc.
                                                                 (2005-2007)*;
                                                                 (a financial services
                                                                 company); Sole
                                                                 Practitioner, Mark E.
                                                                 Tuttle Attorney
                                                                 at Law (2004-2005).

*    Served in various capacities during noted time period.

                                                     TERM OF
                                                    OFFICE AND
NAME, ADDRESS                        POSITION(S)    LENGTH OF     PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH                     WITH FUNDS   TIME SERVED      DURING PAST 5 YEARS
-----------------                    -----------  -------------  ------------------------
MATTHEW FLAHERTY                     Assistant    Unlimited      Assistant Vice
State Street Bank and Trust Company  Treasurer    Elected:       President, State
Two Avenue de Lafayette                           May 2005       Street Bank and
Boston, MA 02111                                                 Trust
1971                                                             (1994-present).*

CHAD C. HALLETT                      Assistant    Unlimited      Vice President,
State Street Bank and Trust Company  Treasurer    Elected:       State Street Bank and
Two Avenue de Lafayette                           May 2006       Trust Company
Boston, MA 02111                                                 (2001-Present).*
1969

LAURA F. HEALY                       Assistant    Unlimited      Vice President, State
State Street Bank and Trust Company  Treasurer    Elected:       Street Bank and Trust
Two Avenue de Lafayette                           November 2007  Company (2002-present).*
Boston, MA 02111
1964

JULIE B. PIATELLI                    Chief        Unlimited      Principal and Senior
SSgA Funds Management, Inc.          Compliance   Elected:       Compliance Officer,
State Street Financial Center        Officer      August 2007    SSgA Funds Management,
One Lincoln Street                                               Inc. (2004-present);
Boston, MA 02111                                                 Vice President, State
1967                                                             Street Global Advisors
                                                                 (2004-present); Senior
                                                                 Manager,
                                                                 PricewaterhouseCoopers,
                                                                 LLP (1999-2004).

*    Served in various capacities during noted time period.

REMUNERATION OF THE TRUSTEES AND OFFICERS

No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust other than the Chief Compliance Officer, who serves at the pleasure of the Independent Trustees. The Trust and SPDR Index Shares Funds ("SIS Trust") pay, in the aggregate, each Independent Trustee an annual fee of $90,000 plus $5,000 per in-person meeting attended. An Independent Trustee will receive $1,250 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $25,000 and the Chair of the Audit Committee receives an additional annual fee of $10,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trust and SIS Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust's fiscal year ended June 30, 2008.

                                       PENSION OR                    TOTAL
                                       RETIREMENT                COMPENSATION
                                        BENEFITS     ESTIMATED     FROM THE
                                         ACCRUED      ANNUAL       TRUST AND
                         AGGREGATE       AS PART     BENEFITS    FUND COMPLEX
NAME OF                COMPENSATION     OF TRUST       UPON         PAID TO
INDEPENDENT TRUSTEE   FROM THE TRUST    EXPENSES    RETIREMENT    TRUSTEES(1)
-------------------   --------------   ----------   ----------   ------------
Frank Nesvet              $68,120          N/A          N/A        $106,300
Helen F. Peters           $57,625          N/A          N/A        $ 90,300
David M. Kelly            $51,722          N/A          N/A        $ 81,300

(1)  The Fund Complex includes the Trust and SIS Trust.

STANDING COMMITTEES

Audit Committee. The Board has an Audit Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Ms. Peters serves as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met five (5) times during the fiscal year ended June 30, 2008.

Trustee Committee. The Board has established a Trustee Committee consisting of all Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met four (4) times during the fiscal year ended June 30, 2008.

Pricing and Investment Committee. The Board also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Board met four (4) times during the fiscal year ended June 30, 2008 to review and ratify fair value pricing determinations of the Pricing and Investment Committee. The Pricing and Investment Committee reports to the Board on a quarterly basis.

OWNERSHIP OF FUND SHARES

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2007:

                                             AGGREGATE
                                          DOLLAR RANGE OF
                                         EQUITY SECURITIES
                                         IN ALL REGISTERED
                                       INVESTMENT COMPANIES
                    DOLLAR RANGE OF         OVERSEEN BY
                   EQUITY SECURITIES   TRUSTEE IN FAMILY OF
NAME OF TRUSTEE      IN THE TRUST      INVESTMENT COMPANIES
---------------   ------------------   --------------------
Frank Nesvet             None                  None
Helen F. Peters          None                  None
David M. Kelly           None                  None
James Ross*       $50,001 - $100,000    $50,001 - $100,000

*    Indicates an Interested Trustee

As of December 31, 2007, the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members did not own beneficially or of record any securities in the Adviser, the Sub-Adviser, the Distributor or any person controlling, controlled by, or under common control with the Adviser, Sub-Adviser or the Distributor.

CODES OF ETHICS

The Trust, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The Adviser's proxy voting policy is attached at the end of this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds' website at www.SPDRs.com; and (3) on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY

The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of a Fund. The Trust, the Adviser, the Sub-Adviser or State Street will not disseminate non-public information concerning the Trust.

THE INVESTMENT ADVISER

SSgA Funds Management, Inc. acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. As of November 30, 2008, the Adviser managed approximately $116 billion. The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors ("SSgA"), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement ("Investment Advisory Agreement") between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

A discussion regarding the basis for the Board's approval or continuation of the Investment Advisory Agreements regarding certain Funds is available in the Trust's Semi-Annual Reports to Shareholders dated December 31, 2007 and in the Trust's Annual Reports to Shareholders dated June 30, 2008.

For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in each Fund's Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), litigation expenses and other extraordinary expenses.

                  (Remainder of Page Intentionally Left Blank)

For the past three fiscal years ended June 30, the Funds paid the following amounts to the Adviser*:

FUND                                                               2008            2007            2006
----                                                            ----------     ----------       ----------
SPDR Dow Jones Total Market ETF                                 $  257,836     $  227,116       $  212,167
SPDR Dow Jones Large Cap ETF                                    $   19,647     $   20,064       $   17,154(6)
SPDR Dow Jones Large Cap Growth ETF                             $  586,477     $  398,028       $  257,752
SPDR Dow Jones Large Cap Value ETF                              $  246,649     $  273,742       $  196,138
SPDR Dow Jones Mid Cap ETF                                      $   57,258     $   47,327       $   34,136(6)
SPDR Dow Jones Mid Cap Growth ETF                               $  106,276     $   54,070       $   36,953(6)
SPDR Dow Jones Mid Cap Value ETF                                $   34,339     $   26,369       $   29,064(6)
SPDR Dow Jones Small Cap ETF                                    $   30,623     $   37,119       $   38,393(6)
SPDR Dow Jones Small Cap Growth ETF                             $  234,058     $  194,548       $  176,083
SPDR Dow Jones Small Cap Value ETF                              $  244,529     $  252,641       $  233,935
SPDR DJ Global Titans ETF                                       $  895,844     $  755,195       $  446,797
SPDR Dow Jones REIT ETF                                         $3,122,143     $3,265,350       $2,192,601
SPDR KBW Bank ETF                                               $1,384,053     $  297,528       $  190,630(6)
SPDR KBW Capital Markets ETF                                    $  554,651     $  374,033       $  130,437(6)
SPDR KBW Insurance ETF                                          $  361,356     $  219,812       $   95,899(6)
SPDR Morgan Stanley Technology ETF                              $1,153,381     $  836,091       $  703,022
SPDR S&P Dividend ETF                                           $  886,075     $  698,190(2)    $  148,698(6)
SPDR S&P Biotech ETF                                            $  738,841     $  225,104       $   50,081(7)
SPDR S&P Homebuilders ETF                                       $1,611,063     $  858,557       $  109,456(7)
SPDR S&P Metals & Mining ETF                                    $1,230,393     $  267,776       $    2,403(8)
SPDR S&P Oil & Gas Equipment & Services ETF                     $  677,773     $  155,676       $    1,514(8)
SPDR S&P Oil & Gas Exploration & Production ETF                 $  519,865     $  110,034       $    1,876(8)
SPDR S&P Pharmaceuticals ETF                                    $   31,390     $   64,396       $    1,657(8)
SPDR S&P Retail ETF                                             $  655,884     $  190,588       $    1,971(8)
SPDR S&P Semiconductor ETF                                      $  427,086     $  249,795       $   65,746(7)
SPDR KBW Regional Banking ETF                                   $1,129,500     $  306,864       $    3,673(8)
SPDR Barclays Capital 1-3 Month T-Bill ETF                      $  239,109     $    4,865(4)    $      N/A(1)
SPDR Barclays Capital TIPS ETF                                  $   96,914     $    8,945(4)    $      N/A(1)
SPDR Barclays Capital Intermediate Term Treasury ETF            $   30,949     $    1,466(3)    $      N/A(1)
SPDR Barclays Capital Long Term Treasury ETF                    $   22,725     $    1,383(3)    $      N/A(1)
SPDR Barclays Capital Aggregate Bond ETF                        $   95,188(8)  $    1,997(3)(5) $      N/A(1)
SPDR Barclays Capital Municipal Bond ETF                        $  320,856(9)  $      N/A(1)    $      N/A(1)
SPDR Barclays Capital California Municipal Bond ETF             $   22,055(10) $      N/A(1)    $      N/A(1)
SPDR Barclays Capital New York Municipal Bond ETF               $   19,009(11) $      N/A(1)    $      N/A(1)
SPDR Barclays Capital Short Term Municipal Bond ETF             $   76,766(10) $      N/A(1)    $      N/A(1)
SPDR DB International Government Inflation-Protected Bond ETF   $  131,707(12) $      N/A(1)    $      N/A(1)
SPDR Barclays Capital International Treasury Bond ETF           $1,601,822(13) $      N/A(1)    $      N/A(1)
SPDR Barclays Capital High Yield Bond ETF                       $  446,395(14) $      N/A(1)    $      N/A(1)

----------
* Funds not listed in the table above had not commenced operations as of June 30, 2008.

(1)  The Fund was not operational.

(2) During this period, the Adviser waived $23,961 of its fees for the SPDR S&P Dividend ETF, thus the Adviser actually received $674,229 for the period.

(3)  The Fund commenced operations on May 23, 2007.

(4)  The Fund commenced operations on May 25, 2007.

(5) During this period, the Adviser waived $583 of its fees for the SPDR Barclays Capital Aggregate Bond ETF, thus the Adviser actually received $1,414 for the period.

(6) For the period November 8, 2005, the Fund's inception date, to June 30, 2006. During this period, for the SPDR S&P Dividend ETF, the Adviser waived $23,781 of its fees, thus the Adviser actually received $124,917 for the period.

(7)  For the period January 31, 2006, the Fund's inception date, to June 30,
     2006.

(8) During this period, the Adviser waived $26,908 of its fees for the SPDR Barclays Capital Aggregate Bond ETF, thus the Adviser actually received $68,280 for the period.

(9) For the period September 11, 2007, the Fund's inception date, to June 30, 2008. During this period, the Adviser waived $108,696 of its fees for the SPDR Barclays Capital Municipal Bond ETF, thus the Adviser actually received $212,160 for the period.

(10) The Fund commenced operations on October 10, 2007.

(11) The Fund commenced operations on October 11, 2007.

(12) The Fund commenced operations on March 13, 2008.

(13) The Fund commenced operations on October 2, 2007.

(14) The Fund commenced operations on November 28 2007.

INVESTMENT SUB-ADVISER - SPDR Dow Jones REIT ETF

Pursuant to the Advisory Agreement between the SPDR Dow Jones REIT ETF and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has retained The Tuckerman Group LLC ("Tuckerman"), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR Dow Jones REIT ETF's investments, subject to supervision of the Adviser and the Board while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of June 30, 2008, Tuckerman managed approximately $7.8 billion in assets. Tuckerman's principal business address is 4 International Drive, Suite 230, Rye Brook, NY 10573.

A discussion regarding the basis for the Board's approval or continuation of the Sub-Advisory Agreement is available in the Trust's Semi-Annual Report to Shareholders dated December 31, 2007.

In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee equal to 0% of average daily net assets up to the first $50 million in net assets and 0.05% thereafter with respect to the SPDR Dow Jones REIT ETF. For the past three fiscal years ended June 30, the Adviser paid the following amounts to Tuckerman for its services:

FUND                        2008       2007       2006
----                      --------   --------   --------
SPDR Dow Jones REIT ETF   $598,277   $614,726   $413,782

PORTFOLIO MANAGERS

The Adviser manages the Funds, except for the TIPS ETF, and with respect to Dow Jones REIT ETF the Adviser and Sub-Adviser each manage the Fund, using a team of investment professionals. Key professionals primarily involved in the day-to-day portfolio management for each Fund include:

FUND                                                                              PORTFOLIO MANAGERS
----                                                               ------------------------------------------------
All Equity ETFs (Excluding the SPDR Dow Jones REIT ETF)            Lynn Blake and John Tucker

SPDR Dow Jones REIT ETF                                            Amos J. Rogers III and Sophia Banar

SPDR Barclays Capital 1-3 Month T-Bill ETF                         Todd Bean, Steve Meier and Jeff St. Peters

SPDR Barclays Capital TIPS ETF                                     Brian Kinney and James Mauro
SPDR DB International Government Inflation-Protected Bond ETF

SPDR Barclays Capital Intermediate Term Treasury ETF               Michael Brunell, John Kirby and Elya Schwartzman
SPDR Barclays Capital Long Term Treasury ETF
SPDR Barclays Capital Aggregate Bond ETF
SPDR Barclays Capital Short Term International Treasury Bond ETF
SPDR Barclays Capital International Treasury Bond ETF
SPDR Barclays Capital High Yield Bond ETF

Municipal Bond ETFs                                                Matthew Pappas and Timothy Ryan

SPDR Barclays Capital Intermediate Term Credit Bond ETF            John Kirby and Allen Kwong
SPDR Barclays Capital Long Term Credit Bond ETF

SPDR Barclays Capital Mortgage Backed Bond ETF                     Allen Kwong and Karen Tsang

SPDR Barclays Capital Convertible Bond ETF                         Michael Brunell and Elya Schwartzman

The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

                   OTHER ACCOUNTS MANAGED AS OF JUNE 30, 2008

                     REGISTERED                   POOLED                                               TOTAL
                     INVESTMENT      ASSETS     INVESTMENT      ASSETS                  ASSETS        ASSETS
PORTFOLIO              COMPANY      MANAGED       VEHICLE      MANAGED       OTHER      MANAGED       MANAGED
MANAGER               ACCOUNTS    (BILLIONS)*    ACCOUNTS    (BILLIONS)*   ACCOUNTS   (BILLIONS)*   (BILLIONS)*
---------            ----------   -----------   ----------   -----------   --------   -----------   -----------
Lynn Blake               46          $37.71         241         $330.6        219        $214.7       $582.97
John Tucker              46          $37.71         241         $330.6        219        $214.7       $582.97
Todd Bean                13          $97.07           5         $ 69.5         27        $  9.1       $175.72
Steven Meier             13          $97.07           5         $ 69.5         27        $  9.1       $175.72
Jeff St. Peters          13          $97.07           5         $ 69.5         27        $  9.1       $175.72
Brian Kinney              0          $    0           2         $ 2.16          5        $ 6.22       $  8.38
James Mauro               0          $    0           2         $ 2.16          5        $ 6.22       $  8.38
Michael Brunell**         3          $ 1.13          88         $48.57        106        $86.63       $136.33
John Kirby**              3          $ 1.13          88         $48.57        106        $86.63       $136.33
Elya Schwartzman**        3          $ 1.13          88         $48.57        106        $86.63       $136.33
Allen Kwong**             3          $ 1.13          88         $48.57        106        $86.63       $136.33
Karen Tsang**             3          $ 1.13          88         $48.57        106        $86.63       $136.33
Matthew Pappas***         5          $ 2.42          88         $49.54        109        $87.95       $139.91
Timothy Ryan              4          $ 0.90           0         $ 0.00          8        $ 0.64       $  1.54

*    There are no performance fees associated with these portfolios.

** The total number of accounts and assets for this portfolio manager are reported as of November 30, 2008.

*** The total number of accounts and assets for this portfolio manager are reported as of December 31, 2008.

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of June 30, 2008.

PORTFOLIO                                             DOLLAR RANGE OF TRUST
MANAGER                         FUND                SHARES BENEFICIALLY OWNED
---------          ------------------------------   -------------------------
Lynn Blake                    All Funds                       None
John Tucker                   All Funds                       None
Todd Bean                     All Funds                       None
Steven Meier            SPDR S&P Dividend ETF            $10,001-$50,000
Jeff St. Peters               All Funds                       None
Brian Kinney                  All Funds                       None
                        SPDR DB International
                   Government Inflation-Protected
James Mauro                   Bond ETF                   $10,001-$50,000
Michael Brunell              All Funds                        None
John Kirby                   All Funds                        None
Elya Schwartzman             All Funds                        None
Allen Kwong                  All Funds*                       None*
Karen Tsang                  All Funds*                       None*
Matthew Pappas**             All Funds                        None
Timothy Ryan                 All Funds                        None

* Represents holdings in Funds managed by the portfolio manager which were not operational prior to the date of this SAI.

**   Represents information reported as of December 31, 2008.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Sub-Adviser have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, the Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager's accounts with the same strategy.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and Sub-Adviser and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

SPDR Dow Jones REIT ETF The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the SPDR Dow Jones REIT ETF and assets under management in those accounts as of June 30, 2008.

                     REGISTERED                  POOLED                                             TOTAL
                     INVESTMENT     ASSETS     INVESTMENT     ASSETS                  ASSETS       ASSETS
                       COMPANY      MANAGED      VEHICLE      MANAGED      OTHER      MANAGED      MANAGED
PORTFOLIO MANAGER     ACCOUNTS    (BILLIONS)    ACCOUNTS    (BILLIONS)   ACCOUNTS   (BILLIONS)   (BILLIONS)
-----------------    ----------   ----------   ----------   ----------   --------   ----------   ----------
Amos J. Rogers III        9          $2.9          12          $1.5         55         $1.3         $5.8
Sophia Banar              9          $2.9          12          $1.5         55         $1.3         $5.8

The following table lists the dollar range of Fund Shares beneficially owned by the portfolio managers of the SPDR Dow Jones REIT ETF as of June 30, 2008 is as follows:

                       DOLLAR RANGE OF FUND
                     SHARES BENEFICIALLY OWNED
                     -------------------------
Amos J. Rogers III           $0-$10,000
Sophia Banar                    None

The Tuckerman Groups' portfolio managers are compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's income generated by all accounts included within the manager's investment strategy, including the fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Tuckerman based on assets under management. Tuckerman bases incentive bonuses on income earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager's interests more closely with the long-term interests of clients. Most senior professionals, including portfolio managers have ownership interests in the firm.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement ("Administration Agreement"). Under the Administration Agreement, State Street is responsible for administrative services associated with day-to-day operations of the Funds.

Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

State Street also serves as Custodian for each Fund pursuant to a custodian agreement ("Custodian Agreement"). As Custodian, State Street holds each Fund's assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses.

State Street also serves as Transfer Agent of each Fund pursuant to a transfer agency agreement ("Transfer Agency Agreement"). State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

COMPENSATION. As compensation for its services under the Administration Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of each Fund, as follows: 0.045% on the first $4.5 billion, 0.040% on the next $4.5 billion, and 0.0225% on the next $3.5 billion, and 0.0125% thereafter. For each Fund, after the first six months of operations, a $75,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below and in the Funds' Prospectus) and revenue on certain cash balances. State Street may be reimbursed by a Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement.

THE DISTRIBUTOR

State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement ("Distribution Agreement") with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under "PURCHASE AND REDEMPTION OF CREATION UNITS." Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA"). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units, for which it may receive commissions or other fees from such Authorized Participants.

The Advisor or Distributor, or an affiliate of the Advisor or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Advisor and/or Distributor from their own resources and not from the assets of the Funds.

Each Fund, except for the SPDR Dow Jones Total Market ETF, has adopted a Distribution and Service (Rule 12b-1) Plan (a "Plan") pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the "Independent Trustees" (Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of a Fund (as such vote is defined in the 1940
Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Pursuant to agreements entered into with such persons, the Distributor will make payments under the Plan to certain broker-dealers or other persons ("Investor Services Organizations") that enter into agreements with the Distributor in the form approved by the Board to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) ("Investor Services Agreements"). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a "related agreement" under the Plan. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund's average daily net assets per annum attributable to Shares subject to such agreement.

Subject to an aggregate limitation of 0.25% of a Fund's average net assets per annum, the fees paid by the Fund under the Plan will be compensation for distribution, investor services or marketing services for the Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, the Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under the Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of a Fund.

The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.

Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days' written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days' notice to the other party thereto.

The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the "Book Entry Only System" section below), DTC Participants (as defined below) and/or Investor Services Organizations.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

                             BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks ("ECNs") when appropriate.

SSgA FM does not currently use the Funds' assets for, or participate in, third party soft dollar arrangements, although SSgA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker's execution services. SSgA FM does not "pay up" for the value of any such proprietary research. SSgA FM may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits. Although SSgA FM's clients' commissions are not used for third party soft dollars, its clients may benefit from the soft dollar products/services received by SSgA.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.

The table below shows the aggregate dollar amount of brokerage commissions paid by the Equity Funds for the fiscal years ended June 30*. None of the brokerage commissions paid were paid to affiliated brokers and the Fixed Income Funds did not pay any brokerage commissions.

FUND                                                2008       2007      2006
----                                              --------   -------   -------
SPDR Dow Jones Total Market ETF                   $  2,237   $ 6,670   $ 2,463
SPDR Dow Jones Large Cap ETF                      $    110   $   113   $   250
SPDR Dow Jones Large Cap Growth ETF               $  1,890   $   968   $ 7,622
SPDR Dow Jones Large Cap Value ETF                $  1,431   $ 1,540   $ 3,825
SPDR Dow Jones Mid Cap ETF                        $    491   $   264   $ 4,925
SPDR Dow Jones Mid Cap Growth ETF                 $  1,108   $   286   $ 6,312
SPDR Dow Jones Mid Cap Value ETF                  $    301   $   552   $ 5,402
SPDR Dow Jones Small Cap ETF                      $    355   $   430   $ 2,733
SPDR Dow Jones Small Cap Growth ETF               $  4,339   $ 3,433   $16,736
SPDR Dow Jones Small Cap Value ETF                $  1,774   $ 3,621   $14,764
SPDR DJ Global Titans ETF                         $ 30,124   $ 7,119   $ 3,603
SPDR Dow Jones REIT ETF                           $ 55,562   $67,430   $55,775
SPDR KBW Bank ETF                                 $  6,079   $ 1,653   $ 1,064
SPDR KBW Capital Markets ETF                      $  2,568   $ 3,850   $   221
SPDR KBW Insurance ETF                            $    272   $   734   $   152
SPDR Morgan Stanley Technology ETF                $  1,785   $ 2,428   $ 1,306
SPDR S&P Dividend ETF                             $ 30,744   $21,516   $ 1,315
SPDR S&P Biotech ETF                              $ 10,335   $ 2,409   $ 8,232
SPDR S&P Homebuilders ETF                         $136,494   $13,897   $ 5,323
SPDR S&P Metals & Mining ETF                      $ 36,218   $ 4,638   $   N/A(1)
SPDR S&P Oil & Gas Equipment & Services ETF       $  6,303   $   952   $   N/A(1)
SPDR S&P Oil & Gas Exploration & Production ETF   $  2,487   $ 2,792   $   N/A(1)
SPDR S&P Pharmaceuticals ETF                      $    275   $   229   $   N/A(1)
SPDR S&P Retail ETF                               $ 74,210   $ 7,856   $   N/A(1)
SPDR S&P Semiconductor ETF                        $  7,585   $39,235   $ 8,332
SPDR KBW Regional Banking ETF                     $ 23,534   $12,994   $   N/A(1)

----------
* Equity Funds not listed in the table above had not commenced operations as of June 30, 2008.

(1)  The Fund was not operational.

Securities of "Regular Broker-Dealer." Each Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.

Holdings in Shares of Regular Broker-Dealers as of June 30, 2008.

Bank of America Corp.                      $80,889,583
Citigroup                                  $65,315,732
Bank Of New York Mellon Corp.              $45,555,264
The Goldman Sachs Group, Inc.              $12,877,888
Morgan Stanley & Co., Inc.                 $10,694,070
Merrill Lynch & Co., Inc.                  $ 8,311,889
Barclays Capital Brothers Holdings, Inc.   $ 3,739,494
Investment Technology Group, Inc.          $ 2,839,885

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%, except with respect to the SPDR Barclays Capital Aggregate Bond ETF, SPDR Barclays Capital 1-3 Month T-Bill ETF, and SPDR Barclays Capital Mortgage Backed Bond ETF which may experience significantly higher turnover. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                             BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "BUYING AND SELLING THE FUNDS."

The Depository Trust Company ("DTC") acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

CONVEYANCE OF ALL NOTICES, STATEMENTS AND OTHER COMMUNICATIONS TO BENEFICIAL OWNERS IS EFFECTED AS FOLLOWS. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of October 3, 2008, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Funds were as follows:

                                                                                      PERCENTAGE OF
FUND                                   NAME AND ADDRESS                                 OWNERSHIP
----                                   --------------------------------------------   -------------
SPDR Dow Jones Total Market ETF        National Financial Services Corp.                  35.41%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Schwab (Charles) & Co., Inc.                       12.37%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Pershing, L.L.C.                                    6.84%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       TD Ameritrade, Inc.                                 5.15%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       American Enterprise Investment Services Inc.        5.10%
                                       2723 AXP Financial Center
                                       Minneapolis, MN 55474

SPDR Dow Jones Large Cap ETF           National Financial Services Corp.                  22.60%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Pershing, L.L.C.                                   14.24%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.         13.16%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Goldman, Sachs & Co                                 7.34%
                                       180 Maiden Lane
                                       New York, NY 10038

                                       Timber Hill L.L.C.                                  6.66%
                                       Two Pickwick Plaza
                                       Greenwich, CT 06830

SPDR Dow Jones Large Cap Growth ETF    Schwab (Charles) & Co., Inc.                       28.64%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       LPL Financial Corporation                          15.25%
                                       9785 Towne Centre Drive
                                       San Diego, CA 92121

                                       National Financial Services Corp.                   9.35%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Morgan Stanley-International Limited                8.86%
                                       901 South Bond Street, 6th floor
                                       Baltimore, MD 21231

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.          5.02%
                                       4 World Financial Center
                                       New York, NY 10080

SPDR Dow Jones Large Cap Value ETF     Schwab (Charles) & Co., Inc.                       17.02%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corp.                  11.50%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Goldman, Sachs & Co                                 8.84%
                                       180 Maiden Lane
                                       New York, NY 10038

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.          8.60%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Citigroup Global Markets, Inc.                      8.52%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Pershing, L.L.C.                                    7.18%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       Morgan Stanley & Co. Incorporated/Retail            6.20%
                                       75 Varick Street
                                       New York, NY 11201

                                       TD Ameritrade, Inc.                                 5.70%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

SPDR Dow Jones Mid Cap ETF             Citigroup Global Markets, Inc.                     17.25%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Schwab (Charles) & Co., Inc.                       15.48%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Goldman Sachs Execution & Clearing, L.P.           12.77%
                                       120 Broadway, 6th Floor
                                       New York, NY 10271

                                       National Financial Services Corp.                   8.97%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Pershing, L.L.C.                                    8.76%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.          7.92%
                                       4 World Financial Center
                                       New York, NY 10080

SPDR Dow Jones Mid Cap Growth ETF      LPL Financial Corporation                          46.67%
                                       9785 Towne Centre Drive
                                       San Diego, CA 92121

                                       National Financial Services Corp.                  22.08%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Citigroup Global Markets, Inc.                      5.72%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Schwab (Charles) & Co., Inc.                        5.16%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

SPDR Dow Jones Mid Cap Value ETF       TD Ameritrade, Inc.                                20.99%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       Citigroup Global Markets, Inc.                     14.90%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Schwab (Charles) & Co., Inc.                       14.47%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Timber Hill L.L.C.                                 13.53%
                                       Two Pickwick Plaza
                                       Greenwich, CT 06830

                                       National Financial Services Corp.                   6.37%
                                       200 Liberty Street
                                       New York, NY 10281

SPDR Dow Jones Small Cap ETF           Schwab (Charles) & Co., Inc.                       34.87%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Citigroup Global Markets, Inc.                     11.09%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       National Financial Services Corp.                   9.85%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Timber Hill L.L.C.                                  8.95%
                                       Two Pickwick Plaza
                                       Greenwich, CT 06830

SPDR Dow Jones Small Cap Growth ETF    Schwab (Charles) & Co., Inc.                       32.82%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       LPL Financial Corporation                          13.72%
                                       9785 Towne Centre Drive
                                       San Diego, CA 92121

                                       National Financial Services Corp.                  11.13%
                                       200 Liberty Street
                                       New York, NY 10281

                                       TD Ameritrade, Inc.                                 5.69%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

SPDR Dow Jones Small Cap Value ETF     Schwab (Charles) & Co., Inc.                       21.06%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corp.                  14.79%
                                       200 Liberty Street
                                       New York, NY 10281

                                       TD Ameritrade, Inc.                                 9.63%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       Timber Hill L.L.C.                                  6.60%
                                       Two Pickwick Plaza
                                       Greenwich, CT 06830

                                       Pershing, L.L.C.                                    5.51%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       LPL Financial Corporation                           5.24%
                                       9785 Towne Centre Drive
                                       San Diego, CA 92121

SPDR DJ Global Titans ETF              Barclays Capital, Inc.                             12.75%
                                       222 Broadway, 11th Floor
                                       New York, NY 10038

                                       Bank of New York Mellon (The)                       9.64%
                                       One Wall Street, 5th Floor
                                       New York, NY 10286

                                       Goldman, Sachs & Co                                 9.60%
                                       180 Maiden Lane
                                       New York, NY 10038

                                       National Financial Services Corp.                   8.71%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.          8.26%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Schwab (Charles) & Co., Inc.                        6.72%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Pershing, L.L.C.                                    5.55%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

SPDR Dow Jones REIT ETF                State Street Bank & Trust Company                  17.43%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171

                                       Schwab (Charles) & Co., Inc.                       15.50%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corp.                   8.05%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Wachovia Bank, N.A.                                 7.31%
                                       1525 West W. T. Harris Boulevard
                                       Charlotte, NC 28288

SPDR KBW Bank ETF                      State Street Bank & Trust Company                  10.52%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171

                                       Brown Brothers Harriman & Co.                       7.04%
                                       525 Washington Blvd.
                                       Jersey City, NJ 07310

                                       Deutsche Bank Securities Inc.                       6.49%
                                       1251 Avenue of the Americas
                                       New York, NY 10020

                                       Citigroup Global Markets, Inc.                      6.22%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Schwab (Charles) & Co., Inc.                        5.96%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

SPDR KBW Capital Markets ETF           Citigroup Global Markets, Inc.                     17.36%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       First National Bank of Omaha                       14.05%
                                       1620 Dodge Street
                                       Omaha, NE 68102

                                       Schwab (Charles) & Co., Inc.                        7.01%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corp.                   5.33%
                                       200 Liberty Street
                                       New York, NY 10281

SPDR KBW Insurance ETF                 Citigroup Global Markets, Inc.                     27.40%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Banc of America Securities, L.L.C.                  9.99%
                                       100 West 33rd Street, 9th Floor
                                       New York, NY 10001

                                       Credit Suisse Securities (USA) L.L.C.               7.64%
                                       One Madison Avenue, 3rd Floor
                                       New York, NY 10010

                                       Bank of New York Mellon (The)                       6.91%
                                       One Wall Street, 5th Floor
                                       New York, NY 10286

                                       Schwab (Charles) & Co., Inc.                        6.63%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Pershing, L.L.C.                                    6.29%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

SPDR Morgan Stanley Technology ETF     First Clearing L.L.C.                              25.81%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       The Northern Trust Company                         12.66%
                                       50 South LaSalle Street, Level A
                                       Chicago, IL 60675

                                       Pershing, L.L.C.                                   12.29%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       Brown Brothers Harriman & Co.                      10.00%
                                       525 Washington Blvd.
                                       Jersey City, NJ 07310

                                       Schwab (Charles) & Co., Inc.                        5.17%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

SPDR S&P Dividend ETF                  Schwab (Charles) & Co., Inc.                       16.92%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corp.                  14.92%
                                       200 Liberty Street
                                       New York, NY 10281

                                       First Clearing L.L.C.                               8.04%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       State Street Bank & Trust Company                   6.40%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171

SPDR S&P Biotech ETF                   Citigroup Global Markets, Inc.                     11.68%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Schwab (Charles) & Co., Inc.                        7.98%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       First Clearing L.L.C.                               7.31%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       U.S. Bank N.A.                                      6.07%
                                       1555 North River Center, Suite 210
                                       Milwaukee, WI 53212

                                       First National Bank of Omaha                        5.59%
                                       1620 Dodge Street
                                       Omaha, NE 68102

                                       National Financial Services Corp                    5.19%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Brown Brothers Harriman & Co.                       5.04%
                                       525 Washington Blvd.
                                       Jersey City, NJ 07310

SPDR S&P Homebuilders ETF              Brown Brothers Harriman & Co.                      14.22%
                                       525 Washington Blvd.
                                       Jersey City, NJ 07310

                                       Citigroup Global Markets, Inc.                     10.27%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Morgan Stanley & Co. Incorporated                   8.16%
                                       1 Pierrepont Plaza, 5th Floor
                                       Brooklyn, NY 11201

                                       National Financial Services Corp                    7.30%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Schwab (Charles) & Co., Inc.                        6.58%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

SPDR S&P Metals & Mining ETF           National Financial Services Corporation             9.61%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Dresdner Kleinwort Equity Finance                   9.05%
                                       75 Wall Street
                                       New York, NY 10005

                                       SG Americas Securities, L.L.C.                      7.75%
                                       480 Washington Blvd.
                                       Jersey City, NJ 07310

                                       Morgan Stanley & Co. Incorporated                   7.37%
                                       1 Pierrepont Plaza, 5th Floor
                                       Brooklyn, NY 11201

                                       Schwab (Charles) & Co., Inc.                        6.40%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Deutsche Bank Securities Inc.                       6.12%
                                       1251 Avenue of the Americas
                                       New York, NY 10020

                                       Citigroup Global Markets, Inc.                      5.91%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       UBS Financial Services Inc.                         5.26%
                                       1000 Harbor Boulevard
                                       Weehawken, NJ 07086

SPDR S&P Oil & Gas Equipment &         First Clearing L.L.C.                              15.68%
Services ETF                           Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       Schwab (Charles) & Co., Inc.                       15.26%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services Corp.                  11.98%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Citigroup Global Markets, Inc.                      7.40%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Pershing, L.L.C.                                    5.63%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

SPDR S&P Oil & Gas Exploration &       Dresdner Kleinwort Equity Finance                   8.96%
Production ETF                         75 Wall Street
                                       New York, NY 10005

                                       Banc of America Securities, L.L.C.                  7.71%
                                       100 West 33rd Street, 9th Floor
                                       New York, NY 10001

                                       Credit Suisse Securities (USA) L.L.C.               6.80%
                                       One Madison Avenue, 3rd Floor
                                       New York, NY 10010

SPDR S&P Pharmaceuticals ETF           Merrill Lynch, Pierce Fenner & Smith, Inc.         12.14%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Schwab (Charles) & Co., Inc.                       10.78%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Timber Hill L.L.C.                                 10.35%
                                       Two Pickwick Plaza
                                       Greenwich, CT 06830

                                       National Financial Services Corp                    8.19%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Citigroup Global Markets, Inc.                      7.98%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       Morgan Stanley & Co. Incorporated/Retail            7.86%
                                       75 Varick Street
                                       New York, NY 11201

                                       UBS Financial Services Inc.                         6.90%
                                       1000 Harbor Boulevard
                                       Weehawken, NJ 07086

                                       First Clearing L.L.C.                               5.70%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

SPDR S&P Retail ETF                    Morgan Stanley & Co. Incorporated                  41.57%
                                       1 Pierrepont Plaza, 5th Floor
                                       Brooklyn, NY 11201

                                       First Clearing L.L.C.                               7.03%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

SPDR S&P Semiconductor ETF             First Clearing L.L.C.                              17.64%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       Barclays Capital, Inc.                             14.28%
                                       222 Broadway, 11th Floor
                                       New York, NY 10038

                                       National Financial Services Corp                   12.39%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.         11.03%
                                       4 World Financial Center
                                       New York, NY 10080

SPDR KBW Regional Banking ETF          State Street Bank & Trust Company                  35.95%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171

                                       Goldman, Sachs & Co.                                7.46%
                                       180 Maiden Lane
                                       New York, NY 10038

                                       Morgan Stanley & Co. Incorporated                   5.55%
                                       1 Pierrepont Plaza, 5th Floor
                                       Brooklyn, NY 11201

SPDR Barclays Capital 1-3 Month        Merrill Lynch, Pierce Fenner & Smith, Inc.         23.49%
T-Bill ETF                             4 World Financial Center
                                       New York, NY 10080

                                       TD Ameritrade, Inc.                                13.07%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       Citigroup Global Markets, Inc.                     12.83%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       UBS Financial Services Inc.                         6.63%
                                       1000 Harbor Boulevard
                                       Weehawken, NJ 07086

                                       Schwab (Charles) & Co., Inc.                        6.56%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Morgan Stanley & Co. Incorporated/Retail            5.27%
                                       75 Varick Street
                                       New York, NY 11201

                                       National Financial Services, Inc.                   5.15%
                                       200 Liberty Street
                                       New York, NY 10281

SPDR Barclays Capital TIPS ETF         Merrill Lynch, Pierce Fenner & Smith, Inc.         17.41%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Schwab (Charles) & Co., Inc.                       12.46%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       National Financial Services, Inc.                  10.43%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Citigroup Global Markets, Inc.                      8.54%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       TD Ameritrade, Inc.                                 6.62%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       Morgan Stanley & Co. Incorporated/Retail            5.64%
                                       75 Varick Street
                                       New York, NY 11201

                                       First Clearing L.L.C.                               5.61%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       Pershing, L.L.C.                                    5.44%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

SPDR Barclays Capital Intermediate     National Financial Services Corp                   16.07%
Term Treasury ETF                      200 Liberty Street
                                       New York, NY 10281

                                       State Street Bank & Trust Company                  14.02%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.         12.58%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Schwab (Charles) & Co., Inc.                       10.79%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Merrill Lynch & Co., Inc.                           8.08%
                                       4 World Financial Center
                                       250 Vesey Street
                                       New York, NY 10080

                                       Pershing, L.L.C.                                    7.37%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       First Clearing L.L.C.                               6.16%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

SPDR Barclays Capital Long Term        Merrill Lynch & Co., Inc.                          35.92%
Treasury ETF                           4 World Financial Center
                                       250 Vesey Street
                                       New York, NY 10080

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.         14.96%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Citigroup Global Markets, Inc.                     14.60%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       First Clearing L.L.C.                              11.00%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

SPDR Barclays Capital Aggregate        State Street Bank & Trust Company                  19.48%
Bond ETF                               1776 Heritage Drive
                                       North Quincy, MA 02171

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.         18.63%
                                       4 World Financial Center
                                       New York, NY 10080

                                       M&I Marshall & Ilsley Bank                         11.26%
                                       1000 North Water Street
                                       Milwaukee, WI 53202

                                       Schwab (Charles) & Co., Inc.                        6.15%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Pershing, L.L.C.                                    5.58%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

SPDR Barclays Capital Municipal Bond   Pershing, L.L.C.                                   17.83%
ETF                                    One Pershing Plaza
                                       Jersey City, NJ 07399

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.         13.54%
                                       4 World Financial Center
                                       New York, NY 10080

                                       National Financial Services Corp                   13.33%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Schwab (Charles) & Co., Inc.                        9.10%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Citigroup Global Markets, Inc.                      8.66%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       TD Ameritrade, Inc.                                 5.32%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

SPDR Barclays Capital California       Morgan Stanley & Co. Incorporated/Retail           38.42%
Municipal Bond ETF                     75 Varick Street
                                       New York, NY 11201

                                       Schwab (Charles) & Co., Inc.                       13.52%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Citigroup Global Markets, Inc.                     12.21%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       National Financial Services Corp                    8.29%
                                       200 Liberty Street
                                       New York, NY 10281

SPDR Barclays Capital New York         Merrill Lynch, Pierce Fenner & Smith, Inc.         44.43%
Municipal Bond ETF                     4 World Financial Center
                                       New York, NY 10080

                                       Morgan Stanley & Co. Incorporated/Retail            8.63%
                                       75 Varick Street
                                       New York, NY 11201

                                       Citigroup Global Markets, Inc.                      8.19%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       National Financial Services Corp                    7.95%
                                       200 Liberty Street
                                       New York, NY 10281

                                       TD Ameritrade, Inc.                                 5.87%
                                       4211 South 102nd Street
                                       Omaha, NE 68127

                                       UBS Financial Services Inc.                         5.17%
                                       1000 Harbor Boulevard
                                       Weehawken, NJ 07086

SPDR Barclays Capital Short Term       Pershing, L.L.C.                                   17.40%
Municipal Bond ETF                     One Pershing Plaza
                                       Jersey City, NJ 07399

                                       National Financial Services Corp                   13.12%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.         12.48%
                                       4 World Financial Center
                                       New York, NY 10080

                                       Schwab (Charles) & Co., Inc.                       11.72%
                                       101 Montgomery Street
                                       San Francisco, CA 94101

                                       Citigroup Global Markets, Inc.                      8.23%
                                       388 Greenwich Street
                                       New York, NY 10013

                                       First Clearing L.L.C.                               5.84%
                                       Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

SPDR DB International Government       Schwab (Charles) & Co., Inc.                       11.72%
Inflation-Protected Bond ETF           101 Montgomery Street
                                       San Francisco, CA 94101

                                       Merrill Lynch, Pierce Fenner & Smith, Inc.         12.48%
                                       4 World Financial Center
                                       New York, NY 10080

                                       National Financial Services Corp                   13.12%
                                       200 Liberty Street
                                       New York, NY 10281

SPDR Barclays Capital International    Schwab (Charles) & Co., Inc.                       20.78%
Treasury Bond ETF                      101 Montgomery Street
                                       San Francisco, CA 94101

                                       Pershing, L.L.C.                                   15.38%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                       National Financial Services Corp                   14.62%
                                       200 Liberty Street
                                       New York, NY 10281

                                       Citigroup Global Markets, Inc.                      6.65%
                                       388 Greenwich Street
                                       New York, NY 10013

SPDR Barclays Capital High Yield       First Clearing L.L.C.                              33.16%
Bond ETF                               Riverfront Plaza, 901 East Byrd Street
                                       Richmond, VA 23219

                                       Wachovia Bank, N.A.                                11.97%
                                       1525 West W. T. Harris Boulevard
                                       Charlotte, NC 28288

                                       State Street Bank & Trust Company                   7.59%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171

SPDR Barclays Capital Short Term International Treasury Bond ETF, Credit Bond ETFs, Convertible Bond ETF, and Mortgage Backed Bond ETF were not operational prior to the date of this SAI and did not have any beneficial owners.

An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the "Agent") power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.

The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities as of the date of this SAI.

                    PURCHASE AND REDEMPTION OF CREATION UNITS

PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only: (i) in Creation Units on a continuous basis through the Principal Underwriter, without a sales load, at their NAV per share next determined after receipt of an order, on any Business Day (as defined in the Prospectus), of an order in proper form pursuant to the terms of the Authorized Participant Agreement ("Participant Agreement"); or (ii) pursuant to the Dividend Reinvestment Service (as defined below).

FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the "Deposit Securities") per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund's benchmark Index and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities ("Deposit Cash") and the "Cash Component," computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The "Cash Component," which in the case of the SPDR S&P Dividend ETF includes a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The "Dividend Equivalent Payment" enables a Fund (and, in particular, the SPDR S&P Dividend ETF) to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund ("Dividend Securities") with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange

(currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's Index.

The Trust intends to require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security, including, without limitation, situations where the Deposit
Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations. The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be (i) a "Participating Party", i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or
(ii) a DTC Participant (see "BOOK ENTRY ONLY SYSTEM"), and, with respect to the Fixed Income ETFs (except with respect to the International Treasury Bond ETFs), has the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an "Authorized Participant") must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participation Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes.

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is referred to as the "Order Placement Date."

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Principal Underwriter by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities and municipal securities) and/or through a subcustody agent for (for foreign securities). The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, through DTC to the account of a Fund by no later than 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date. The "Settlement Date" for a Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), on the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the "Additional Cash Deposit"), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under "Creation Transaction Fees" will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of a Fund for any reason, including (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes


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

not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Principal Underwriter shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction, as set forth in each Fund's Prospectus, as may be revised from time to time. A Fund may adjust the creation transaction fee from time to time based upon actual experience. An additional transaction charge or variable charge will be applied to certain creation and redemption transactions as set forth in each Fund's prospectus. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund's portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, as detailed in the Prospectus. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities -- as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash-in-lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security; and (ii) at Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units redeemed in the transaction, as set forth in each Fund's Prospectus, as may be revised from time to time. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. A Fund may adjust the redemption transaction fee from time to time based upon actual experience. An additional transaction charge or variable charge will be applied to certain creation and redemption transactions as set forth in each Fund's prospectus. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order.


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

PROCEDURES FOR REDEMPTION OF CREATION UNITS - EQUITY ETFs. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Trust's Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor's Shares through DTC's facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

PROCEDURES FOR REDEMPTION OF CREATION UNITS - FIXED INCOME ETFs. To be eligible to place redemption orders for Creation Units of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System (except with respect to the International Treasury Bond ETFs). Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and the order form. A redemption request is considered to be in "proper form" if (i) such order is accompanied or followed by the requisite number of Shares of the Fund specified in such order, which delivery must be made through DTC to the Custodian no later than 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date; and (ii) all other procedures set forth in the Participant Agreement and order form are properly followed. On days when the Exchange or the bond markets close earlier than normal, the Funds may require orders to redeem Creation Units to be placed earlier in the day. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming beneficial owner by the Settlement Date.

With respect to in-kind redemptions of a Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value", computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).

With respect to in kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled "Local Market Holiday Schedules" identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.


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

ADDITIONAL REDEMPTION PROCEDURES - ALL ETFs. If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value. A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a "qualified institutional buyer," ("QIB") as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or
(4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day.

                        DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the applicable Prospectus entitled "DETERMINATION OF NET ASSET
VALUE."

Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the SIFMA announces an early closing time.

In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust's procedures require the Pricing and Investment Committee to determine a security's fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and
(iii) a review of relevant financial indicators (e.g., movement


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

in interest rates, market indices, and prices from the Funds' index providers). In these cases, the Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Fund's benchmark Index. This may result in a difference between the Fund's performance and the performance of the applicable Fund's benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

                           DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Prospectus entitled "DISTRIBUTIONS."

GENERAL POLICIES

Dividends from net investment income, if any, are generally declared and paid monthly by each Fixed Income ETF and quarterly for each Equity ETF, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service (the "Service") for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. If the Service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per share. Shares will be issued at NAV under the Service regardless of whether the Shares are then trading in the secondary market at a premium or discount to net asset value. Broker dealers, at their own discretion, may also offer a dividend reinvestment program under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding the Service or other dividend reinvestment programs.

                                      TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled "TAX


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

MATTERS."

The Funds intend to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund's taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, a Fund will be subject to federal income tax to the extent any such income or gains are not distributed. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to create Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Dividends and interest received by Funds holding foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid such Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFIC," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualifying electing fund" or "QEF," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Funds' fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on each Fund's other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Each Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the "original issue discount" or "OID") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that a Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Special rules apply if a Fund holds inflation-indexed bonds (TIPs). Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase a Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Fund's income with respect to the bond for the taxable year.

The Funds intend to distribute annually to their shareholders substantially all of its investment company taxable income, all of its net tax-exempt income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Funds will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction, if any. A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your Shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Dividends paid by the Municipal Bond ETFs that are properly designated as exempt-interest dividends will not be subject to regular Federal income tax. Dividends paid by the Municipal Bond ETFs will be exempt from Federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for Federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Depending on a shareholder's state of residence, exempt interest dividends paid by the Municipal Bond ETFs from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder. For a general discussion of the state and local tax treatment to shareholders of the SPDR Barclays Capital California Municipal Bond ETF and SPDR Barclays Capital New York Municipal Bond ETF, see the section titled "State Tax Matters" below.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond ETFs will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Bond ETF and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed, In addition, the IRC may require a shareholder in a Municipal Bond ETF that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Bond ETF that unexpectedly represents income derived from certain revenue or private activity bonds held by a Municipal Bond ETF may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. If addition, the receipt of dividends and distributions from the Municipal Bond ETF may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a

Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the IRC or (ii) subject to the federal "branch profits" tax, or the deferral "excess net passive income" tax.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder's Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. As noted above, without future legislation, the maximum tax rate on long-term capital gains would return to 20% in 2011.

Gain or loss on the sale or redemption of Shares in a Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares.

A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.

Distributions reinvested in additional Shares of a Fund through the means of the service (see "DIVIDEND REINVESTMENT SERVICE") will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than "qualified short-term capital gain" described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.

A Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a "qualified short-term capital gain dividend" which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. The provisions relating to dividends to foreign persons would apply to dividends with respect to taxable years of a Fund beginning after December 31, 2004 and before January 1, 2010.

A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

STATE TAX MATTERS

The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

CALIFORNIA

The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the SPDR Barclays Capital California Municipal Bond ETF. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the SPDR Barclays Capital California Municipal Bond ETF.

The following is based on the assumptions that the SPDR Barclays Capital California Municipal Bond ETF will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause its distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to its shareholders.

The SPDR Barclays Capital California Municipal Bond ETF will be subject to the California corporate franchise and corporation income tax only if it has a sufficient nexus with California. If the SPDR Barclays Capital California Municipal Bond ETF is subject to the California franchise or corporation income tax, it does not expect to pay a material amount of such tax.

Distributions by the SPDR Barclays Capital California Municipal Bond ETF that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on obligations of the United States, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as obligations of the United States and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.

All distributions of the SPDR Barclays Capital California Municipal Bond ETF to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.

Gain on the sale, exchange, or other disposition of shares of the SPDR Barclays Capital California Municipal Bond ETF will be subject to the California personal income and corporate franchise taxes.

Shares of the SPDR Barclays Capital California Municipal Bond ETF may be subject to the California estate tax if held by a California decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.

NEW YORK

The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the SPDR Barclays Capital New York Municipal Bond ETF. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to SPDR Barclays Capital New York Municipal Bond ETF transactions.

The SPDR Barclays Capital New York Municipal Bond ETF will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If the SPDR Barclays Capital New York Municipal Bond ETF is subject to such taxes, it does not expect to pay a material amount of either tax.

Individual shareholders of the SPDR Barclays Capital New York Municipal Bond ETF, who are subject to New York State and/or New York City personal income taxation, will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes), which the SPDR Barclays Capital New York Municipal Bond ETF clearly identifies as directly attributable to interest earned on municipal obligations issued by governmental authorities in New York and which are specifically exempted from personal income taxation in New York State or New York City, or interest earned on obligations of U.S. territories or possessions, that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes), which are derived from interest on municipal obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the SPDR Barclays Capital New York Municipal Bond ETF of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the SPDR Barclays Capital New York Municipal Bond ETF of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the SPDR Barclays Capital New York Municipal Bond ETF will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.

All distributions from the SPDR Barclays Capital New York Municipal Bond ETF, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.

Gain from the sale, exchange, or other disposition of Shares of the SPDR Barclays Capital New York Municipal Bond ETF will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.

Shares of the SPDR Barclays Capital New York Municipal Bond ETF may be subject to the New York State estate tax if owned by a New York decedent at the time of death.

Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.

                      CAPITAL STOCK AND SHAREHOLDER REPORTS

Each Fund issues shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other

Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.

Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of the Trust. Ernst & Young LLP performs annual audits of the Funds' financial statements and provides other audit, tax and related services.

                         LOCAL MARKET HOLIDAY SCHEDULES

The Trust generally intends to effect deliveries of portfolio securities on a basis of "T" plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

EQUITY ETFS

MARKET           SETL CYCLE   MAX SETL CYCLE     TRADE DATE(S) W/ MAX SETTLEMENT
------           ----------   --------------   ---------------------------------
Australia            T+3           8 days      4/7/09
Austria              T+3           7 days      4/7/09; 12/21/09
Belgium              T+3           7 days      4/7/09; 5/18/09
Brazil               T+3           8 days      2/18/09
Canada               T+3           7 days      12/22/09
Chile                T+2           5 days      4/8, 4/29, 6/25, 9/16, 10/8, 12/23
China                T+3          12 days      1/21/09
Czech Republic       T+3           7 days      12/21/09
Denmark              T+3           8 days      4/6/09
Egypt                T+2           6 days      4/15/09; 9/16/09
Euroclear            T+3           6 days      12/22/09
Finland              T+3           8 days      4/6/09
France               T+3           7 days      4/7/09
Germany              T+3           7 days      4/7/09
Greece               T+3           7 days      4/7/09; 4/14/09
Hong Kong            T+2           7 days      1/22/09
Hungary              T+3           7 days      8/17/09; 12/21/09
India                T+2           5 days      multiple dates
Indonesia            T+3           8 days      9/16/09
Ireland              T+3           7 days      4/7/09
Israel               T+3           7 days      9/22/09
Italy                T+3           7 days      4/7/09
Japan                T+3           8 days      9/16/09
Jordan               T+2           8 days      9/16/09
Korea                T+2           6 days      1/22/09
Malaysia             T+3           7 days      1/21/09; 9/16/09
Mexico               T+3           7 days      4/6/09
Morocco              T+3           7 days      8/17/09; 9/16/09
Netherlands          T+3           7 days      4/7/09
New Zealand          T+3           7 days      4/7/09; 12/22/09
Norway               T+3          11 days      4/3/09
Pakistan             T+2           7 days      12/23/09
Peru                 T+3           7 days      4/6/09
Philippines          T+3           7 days      12/22/09
Poland               T+3           7 days      4/7/09
Portugal             T+3           8 days      4/6/09
Russia               T+3          14 days      12/29/08
Singapore            T+3           7 days      1/21/09
South Africa         T+5          11 days      4/3/09
Spain                T+3           7 days      4/7/09
Sweden               T+3           7 days      4/7/09; 12/21/09
Switzerland          T+3           7 days      4/7/09
Taiwan               T+1          10 days      1/23/09
Thailand             T+3           8 days      4/8/09
Turkey               T+2           7 days      11/24/09
United Kingdom       T+3           7 days      4/7/09; 12/22/09

FIXED INCOME ETFS

MARKET           SETL CYCLE   MAX SETL CYCLE     TRADE DATE(S) W/ MAX SETTLEMENT
------           ----------   --------------   ---------------------------------
Australia            T+3           8 days      4/10, 4/13, 4/14
Austria              T+3           7 days      4/7/09; 12/21/09
Belgium              T+3           7 days      4/7/09; 5/18/09
Brazil               T+3           8 days      2/18/09
Canada               T+3           7 days      12/22/09
Chile                T+1           4 days      4/9, 4/30, 6/26, 9/17, 10/9, 12/24
China                T+3          12 days      1/21/09
Czech Republic       T+3           7 days      12/21/09
Denmark              T+3           8 days      4/6/09
Egypt                T+1           5 days      4/16/09; 9/17/09
Euroclear            T+3           6 days      12/22/09
Finland              T+3           8 days      4/6/09
France               T+3           7 days      4/7/09
Germany              T+3           7 days      4/7/09
Greece               T+3           7 days      4/7/09; 4/14/09
Hong Kong            T+2           7 days      1/22/09
Hungary              T+2           6 days      8/18/09; 12/22/09
India                T+2           5 days      multiple dates
Indonesia            T+2           7 days      9/17/09
Ireland              T+3           7 days      4/7/09
Israel               T+3           7 days      9/22/09
Italy                T+3           7 days      4/7/09
Japan                T+3           8 days      9/16/09
Jordan               T+2           8 days      9/16/09
Korea                T+2           6 days      1/22/09
Malaysia             T+3           7 days      1/21/09; 9/16/09
Mexico               T+3           7 days      4/6/09
Morocco              T+3           7 days      8/17/09; 9/16/09
Netherlands          T+3           7 days      4/7/09
New Zealand          T+2           7 days      4/7/09; 12/22/09
Norway               T+3          11 days      4/3/09
Pakistan             TD               n/a      n/a
Peru                 T+3           7 days      4/6/09
Philippines          T+1           5 days      4/8/09; 12/24/09
Poland               T+2           6 days      4/8/09
Portugal             T+3           8 days      4/6/09
Russia               T+3          14 days      12/29/08
Singapore            T+3           7 days      1/21/09
South Africa         T+3           7 days      4/7/09
Spain                T+3           7 days      4/7/09


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

Sweden               T+3           7 days      4/7/09; 12/21/09
Switzerland          T+3           7 days      4/7/09
Taiwan               T+2          11 days      1/22/09
Thailand             T+2           7 days      4/9/09
Turkey               TD               n/a      n/a
United Kingdom       T+3           7 days      4/7/09; 12/22/09


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                              FINANCIAL STATEMENTS

The financial statements and financial highlights of the Funds that were operating during the year ended June 30, 2008, along with the Reports of Ernst & Young LLP, the Trust's Independent Registered Public Accounting Firm, included in the Trust's Annual Reports to Shareholders on Form N-CSR under the 1940 Act, are incorporated by reference into this Statement of Additional Information.


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                                                                (SSGA LOGO)
                                                          Funds Management, Inc.

PROXY VOTING POLICY

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies for which it has discretionary authority in the best interests of its clients. This entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio's holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the value of our clients' holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the SSgA Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the SSgA Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on SSgA discretionary portfolios.. In addition, the Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating SSgA positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. ("RMG"), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting


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such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM's general positions on similar matters. The Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited which fall into one of the following categories:

     (i) proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

     (ii) proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The Governance Team identifies these proxies using a number of methods, including but not limited to in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio's holdings. With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies. The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG that are deemed highly significant, the issue is referred to the Chairman of the Investment Committee for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under "Potential Conflicts"). If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision in our clients' best interest. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy. The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines. However, FM also endeavors to show sensitivity to local market practices when voting these proxies. This may lead to contrasting votes to the extent that local practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice. FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every non-US jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes for the following ballot items:

Board of Directors

     - Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an


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          employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer.

     - Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

     - Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

     - Discharge of board members' duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

     - The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors, including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

     - Mandates requiring a majority of independent directors on the Board of Directors

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     -    Elimination of cumulative voting

     -    Establishment of confidential voting

     - Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

     - Approval of auditors, unless the fees paid to auditors are excessive; auditors' fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

     - Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

     -    Discharge of auditors*

     - Approval of financial statements, auditor reports and allocation of income

     -    Requirements that auditors attend the annual meeting of shareholders

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

----------
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.


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Capitalization

     - Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

     - Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

     - Capitalization changes which eliminate other classes of stock and/or unequal voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

     - Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

Anti-Takeover Measures

     -    Elimination of shareholder rights plans ("poison pill")

     - Amendment to a shareholder rights plans ("poison pill") where the terms of the new plans are more favorable to shareholders' ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

     - Adoption or renewal of a non-US issuer's shareholder rights plans ("poison pill") if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no "dead hand," "slow hand," "no hand" or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

     - Mandates requiring shareholder approval of a shareholder rights plans ("poison pill")

     -    Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     - Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

     - Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

     - Expansions to reporting of financial or compensation-related information, within reason


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     -    Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     - Remuneration policies that are judged to be in-line with local market practices.

Routine Business Items

     - General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors' term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

     -    Change in Corporation Name

     - Mandates that amendments to bylaws or charters have shareholder approval

Other

     -    Adoption of anti-"greenmail" provisions, provided that the proposal:
          (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provision

II. Generally, FM votes against the following items:

Board of Directors

     - Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill),

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

     - The elimination of shareholders' right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

     - Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy


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     -    Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

     - Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and
                    (iii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and
                    (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

               - (i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

               - (i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

     - Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

     - Capitalization changes that exceed 100% of the issuer's current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     -    Adjournment of Meeting to Solicit Additional Votes

     - Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

     - Adoption or renewal of a US issuer's shareholder rights plan ("poison pill")

Executive Compensation/Equity Compensation

     - Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

     -    Retirement bonuses for non-executive directors and auditors

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation -- committee

Routine Business Items

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     - Reincorporation in a location which has more stringent anti-takeover and related provisions


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

     - Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

     - Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Proposals asking companies to adopt full tenure holding periods for their executives

III. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

     - Against offers where, at the time of voting, the current market price of the security exceeds the bid price

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

     -    For offers made at a premium where no other higher bidder exists

PROTECTING SHAREHOLDER VALUE

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. However, we use each piece of information we receive - whether from clients, consultants, the media, the issuer, RMG or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. During our discussions, we focus on the attributes and practices that we believe enhance our clients' returns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices. The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.


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As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a "Material Relationship").

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer's name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the SSgA Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the SSgA Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.


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